UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06367
Gabelli Equity Series Funds, Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: September 30
Date of reporting period: September 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Small Cap Growth Fund
Annual Report (a)
September 30, 2009
To Our Shareholders,
     The Gabelli Small Cap Growth Fund’s (the “Fund”) (Class AAA) total return was (1.7)% for the year ended September 30, 2009, compared with (9.6)% for the Russell 2000 Index and 12.6% for the Value Line Composite Index.
     Enclosed are the investment portfolio and financial statements as of September 30, 2009.
Comparative Results

Average Annual Returns through September 30, 2009 (a)(b)

															Since
			Year to												Inception
	Quarter		Date		1 Year		3 Year		5 Year		10 Year		15 Year		(10/22/91)
Gabelli Small Cap Growth Fund Class AAA	16.99%		25.82%		(1.70)%		1.03%		6.25%		9.08%		10.76%		12.55%
Russell 2000 Index	19.28		22.43		(9.55)		(4.57)		2.41		4.88		7.33		8.45
Value Line Composite Index	25.36		76.31		12.62		1.68		6.40		8.38		10.77		11.27
Class A	16.99		25.76		(1.63)		1.03		6.24		9.08		10.77		12.55
	10.26	(c)	18.53	(c)	(7.28	)(c)	(0.95	)(c)	4.99	(c)	8.43	(c)	10.33	(c)	12.18 (c)
Class B	16.79		25.12		(2.43)		0.27		5.46		8.61		10.45		12.29
	11.79	(d)	20.12	(d)	(7.31	)(d)	(0.73	)(d)	5.13	(d)	8.61		10.45		12.29
Class C	16.79		25.12		(2.40)		0.28		5.46		8.61		10.46		12.29
	15.79	(e)	24.12	(e)	(3.37	)(e)	0.28		5.46		8.61		10.46		12.29
Class I	17.06		26.04		(1.43)		1.15		6.32		9.12		10.80		12.58
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.45%, 1.45%, 2.20%, 2.20%, and 1.20%, respectively. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively. See page 15 for the expense ratios for the year ended September 30, 2009.

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Class AAA Share net asset values (“NAVs”) per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index of small U.S. companies and the Value Line Composite Index (composed of equally weighted positions in every stock covered in the Value Line Investment Survey) are unmanaged indicators of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, and five year periods of 5%, 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(e)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter, year to date, and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Performance Discussion
     For the twelve months ended September 30, 2009, the Fund’s Class AAA Shares declined 1.7%, versus a decrease of 9.6% in the Russell 2000 Index.
     Stocks around the world rose during the third calendar quarter as expectations for an economic recovery improved. After coming to a virtual halt in September 2008, economic activity appears to have stabilized. Unprecedented globally coordinated fiscal and monetary stimulus programs have rekindled an appetite for risk and investment. Corporate profits, cushioned in the second calendar quarter by aggressive cost cutting, should benefit from signs of real increases in demand.
     Among some of the better performing stocks for the fiscal year ended September 30, 2009 were: the Fund’s largest holding, O’Reilly Automotive Inc. (1.4% of net assets as of September 30, 2009), Flowserve Corp. (1.3%), Waddell & Reed Financial Inc. (0.9%), and Greif Inc. (0.8%).
     Some of our weaker performing stocks during the year were: Ingles Markets Inc. (0.6%), Zep Inc. (0.6%),and The Gorman-Rupp Co. (0.6%).
     We believe that a reinvigorated mergers and acquisitions market would support our Private Market Value (“PMV”) with a Catalyst® investment approach. First and foremost, we select stocks based on their fundamentals. We seek an adequate margin of safety and one or more catalysts that can surface the intrinsic value of a security. To the extent that a takeover provides that catalyst, it adds an extra element of return to the portfolio.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI SMALL CAP GROWTH FUND CLASS AAA,
THE RUSSELL 2000 INDEX, AND THE S&P 500 INDEX

The Gabelli Small Cap Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2009 through September 30, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/09	09/30/09	Ratio	Period*

The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,410.80	1.45%	$8.76
Class A	$1,000.00	$1,410.00	1.45%	$8.76
Class B	$1,000.00	$1,405.10	2.19%	$13.20
Class C	$1,000.00	$1,405.10	2.20%	$13.26
Class I	$1,000.00	$1,412.70	1.21%	$7.32

Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.80	1.45%	$7.33
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class B	$1,000.00	$1,014.09	2.19%	$11.06
Class C	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,019.00	1.21%	$6.12

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of September 30, 2009:
The Gabelli Small Cap Growth Fund

U.S. Government Obligations	17.4%
Equipment and Supplies	9.5%
Health Care	6.9%
Diversified Industrial	6.4%
Food and Beverage	6.3%
Energy and Utilities	5.9%
Financial Services	4.9%
Automotive: Parts and Accessories	4.3%
Business Services	4.1%
Specialty Chemicals	4.0%
Retail	3.8%
Aviation: Parts and Services	2.9%
Hotels and Gaming	2.4%
Electronics	1.9%
Computer Software and Services	1.9%
Consumer Products	1.8%
Telecommunications	1.6%
Cable	1.5%
Wireless Communications	1.4%
Entertainment	1.3%
Publishing	1.2%
Real Estate	1.2%
Machinery	0.9%
Communications Equipment	0.9%
Consumer Services	0.7%
Environmental Services	0.7%
Closed-End Funds	0.6%
Educational Services	0.6%
Transportation	0.5%
Manufactured Housing and Recreational Vehicles	0.5%
Aerospace	0.5%
Metals and Mining	0.5%
Broadcasting	0.5%
Automotive	0.1%
Home Furnishings	0.1%
Building and Construction	0.1%
Paper and Forest Products	0.1%
Closed-End Business Development Company	0.1%
Agriculture	0.0%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund
Schedule of Investments — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 82.5%
	Aerospace — 0.5%
239,000	Herley Industries Inc.†	$3,628,919	$3,118,950
88,000	Rockwell Automation Inc.	2,225,119	3,748,800

		5,854,038	6,867,750

	Agriculture — 0.0%
11,000	Cadiz Inc.†	82,094	128,700
3,500	The Mosaic Co.	74,541	168,245

		156,635	296,945

	Automotive — 0.1%
55,000	Navistar International Corp.†	1,393,962	2,058,100

	Automotive: Parts and Accessories — 4.2%
1,000	BERU AG	106,336	111,201
155,000	BorgWarner Inc.	1,761,849	4,690,300
72,022	China Automotive Systems Inc.†	350,864	669,084
750,000	Dana Holding Corp.†	4,067,233	5,107,500
330,000	Midas Inc.†	4,727,265	3,102,000
360,000	Modine Manufacturing Co.	5,128,768	3,337,200
15,000	Monro Muffler Brake Inc.	152,114	476,850
530,000	O’Reilly Automotive Inc.†	13,950,014	19,154,200
10,000	Puradyn Filter Technologies Inc.†	5,190	2,990
140,000	SORL Auto Parts Inc.†	751,204	721,000
80,375	Spartan Motors Inc.	388,580	413,127
328,000	Standard Motor Products Inc.	3,676,634	4,985,600
155,000	Strattec Security Corp.	3,154,979	2,210,300
188,000	Superior Industries International Inc.	2,958,682	2,669,600
450,000	Tenneco Inc.†	4,118,380	5,868,000
310,000	The Pep Boys - Manny, Moe & Jack	3,668,176	3,028,700
27,000	Thor Industries Inc.	250,194	835,650
46,000	Wonder Auto Technology Inc.†	299,248	552,000

		49,515,710	57,935,302

	Aviation: Parts and Services — 2.9%
25,000	AAR Corp.†	302,990	548,500
10,000	Astronics Corp.†	39,192	94,000
2,500	Astronics Corp., Cl. B†	9,798	22,525
14,000	Barnes Group Inc.	119,438	239,260
2,300,000	BBA Aviation plc	5,525,737	5,818,737
255,000	Curtiss-Wright Corp.	6,286,763	8,703,150
7,500	Ducommun Inc.	80,125	141,825
30,000	Embraer-Empresa Brasileira de Aeronautica SA, ADR†	508,773	688,200
22,000	Gamesa Corporacion Tecnologica SA	134,728	492,888
620,000	GenCorp Inc.†	4,046,580	3,323,200
665,800	Kaman Corp.	9,883,870	14,634,284
90,000	Moog Inc., Cl. A†	732,784	2,655,000
16,100	Moog Inc., Cl. B†	464,818	475,755
85,000	Woodward Governor Co.	1,094,465	2,062,100

		29,230,061	39,899,424

	Broadcasting — 0.5%
225,000	Acme Communications Inc.†	1,026,516	123,750
110,000	Beasley Broadcast Group Inc., Cl. A†	733,350	405,900
2,000	Cogeco Inc.	39,014	47,616
300,000	Crown Media Holdings Inc., Cl. A†	1,804,766	468,000
3,333	CTN Media Group Inc.† (a)	16,800	3
2,433	Granite Broadcasting Corp.† (a)	822,771	0
235,000	Gray Television Inc.†	1,106,068	545,200
22,000	Gray Television Inc., Cl. A†	106,475	51,040
120,000	Ideation Acquisition Corp.†	953,800	1,142,400
61,400	Liberty Media Corp. - Capital, Cl. A†	1,202,649	1,284,488
510,000	Salem Communications Corp., Cl. A†	2,152,327	1,152,600
220,000	Sinclair Broadcast Group Inc., Cl. A	1,940,480	787,600
450,000	Sirius XM Radio Inc.†	230,878	285,750
150,000	Young Broadcasting Inc., Cl. A†	80,015	1,500

		12,215,909	6,295,847

	Building and Construction — 0.1%
23,000	Huttig Building Products Inc.†	85,087	18,860
28,000	Insituform Technologies Inc., Cl. A†	517,070	535,920
40,000	Layne Christensen Co.†	1,103,472	1,282,000
1,000	Universal Forest Products Inc.	12,125	39,460

		1,717,754	1,876,240

	Business Services — 4.1%
44,000	AboveNet Inc.†	1,781,986	2,145,440
33,000	ACCO Brands Corp.†	329,387	238,260
410,000	AMICAS Inc.†	1,323,855	1,476,000
104,000	Ascent Media Corp., Cl. A†	2,576,422	2,662,400
445,000	BPW Acquisition Corp.†	4,399,929	4,356,550
230,000	Cenveo Inc.†	1,492,588	1,591,600
170,100	Clear Channel Outdoor Holdings Inc., Cl. A†	1,231,893	1,190,700
345,000	Diebold Inc.	12,008,229	11,360,850
440,000	Edgewater Technology Inc.†	2,381,405	1,293,600
360,000	Furmanite Corp.†	1,390,213	1,551,600
119,931	GP Strategies Corp.†	992,735	898,283
35,589	GSE Systems Inc.†	138,667	221,363
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2009

Shares/			Market
Units		Cost	Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
60,000	Interactive Data Corp.	$534,171	$1,572,600
445,000	Intermec Inc.†	8,238,182	6,274,500
25,000	Lamar Advertising Co., Cl. A†	176,135	686,000
14,000	Landauer Inc.	290,749	769,720
4,000	MDC Partners Inc., Cl. A†	12,360	29,760
60,000	R. H. Donnelley Corp.†	27,197	3,060
65,000	Sohgo Security Services Co. Ltd.	829,111	771,180
12,500	SP Acquisition Holdings Inc.†	125,000	121,937
97,502	Stamps.com Inc.†	811,539	901,894
6,000	StarTek Inc.†	82,087	52,080
22,000	The Brink’s Co.	479,752	592,020
1,700,000	The Interpublic Group of Companies Inc.†	12,196,153	12,784,000
172,000	Trans-Lux Corp.† (b)	1,134,183	217,580
36,050	TransAct Technologies Inc.†	181,017	191,065
60,000	United Rentals Inc.†	380,572	618,000
140,000	ValueClick Inc.†	2,534,579	1,846,600

		58,080,096	56,418,642

	Cable — 1.5%
230,000	Adelphia Communications Corp., Cl. A† (a)	29,650	0
230,000	Adelphia Communications Corp., Cl. A, Escrow† (a)	0	0
230,000	Adelphia Recovery Trust†	0	690
497,000	Cablevision Systems Corp., Cl. A	121,520	11,803,750
5,000	EchoStar Corp., Cl. A†	90,025	92,300
9,329	Liberty Global Inc., Cl. A†	249,972	210,555
9,329	Liberty Global Inc., Cl. C†	240,169	209,529
470,000	LIN TV Corp., Cl. A†	3,365,343	2,223,100
33,000	Outdoor Channel Holdings Inc.†	271,136	215,820
230,000	The DIRECTV Group Inc.†	5,684,534	6,343,400

		10,052,349	21,099,144

	Closed-End Business Development Company — 0.1%
85,000	MVC Capital Inc.	953,786	746,300

	Closed-End Funds — 0.6%
428,072	KKR Private Equity Investors LP†	2,418,221	4,002,473
98,000	The Central Europe and Russia Fund Inc.	2,838,336	3,185,000
38,225	The European Equity Fund Inc.	395,416	265,282
54,000	The New Germany Fund Inc.	635,491	646,920
11,000	The Spain Fund Inc.	103,029	78,650

		6,390,493	8,178,325

			Market
Shares		Cost	Value
	Communications Equipment — 0.9%
160,000	Communications Systems Inc.	$1,147,120	$1,868,800
510,000	Sycamore Networks Inc.†	1,669,330	1,540,200
275,000	Thomas & Betts Corp.†	5,127,066	8,272,000

		7,943,516	11,681,000

	Computer Software and Services — 1.9%
40,000	Emulex Corp.†	374,492	411,600
95,000	FalconStor Software Inc.†	677,557	472,150
150,058	Global Sources Ltd.†	1,432,283	1,030,898
50,000	Mentor Graphics Corp.†	646,258	465,500
20,187	MKS Instruments Inc.†	367,981	389,407
450,000	NCR Corp.†	5,112,245	6,219,000
15,000	OpenTV Corp., Cl. A†	73,809	20,700
230,000	SPSS Inc.†	11,478,157	11,488,500
800,000	StorageNetworks Inc., Escrow† (a)	0	24,000
295,000	Tyler Technologies Inc.†	1,164,997	5,041,550

		21,327,779	25,563,305

	Consumer Products — 1.8%
100,000	1-800-FLOWERS.COM Inc., Cl. A†	773,839	345,000
14,750	Adams Golf Inc.†	110,074	47,938
55,150	Alberto-Culver Co.	1,326,356	1,526,552
33,500	Chofu Seisakusho Co. Ltd.	484,644	709,820
30,000	Church & Dwight Co. Inc.	303,670	1,702,200
599,900	Coachmen Industries Inc.†	1,451,886	809,865
600,000	Eastman Kodak Co.	3,347,542	2,868,000
20,000	Escada AG†	80,645	21,365
2,000	Harley-Davidson Inc.	4,713	46,000
340,000	Marine Products Corp.	444,606	1,880,200
27,500	National Presto Industries Inc.	849,878	2,379,025
365,000	Sally Beauty Holdings Inc.†	2,323,889	2,595,150
750,000	Schiff Nutrition International Inc.	2,148,754	3,907,500
3,070	Steven Madden Ltd.†	37,266	113,007
60,000	Stewart Enterprises Inc., Cl. A	343,634	313,800
100,000	Swedish Match AB	1,904,234	2,008,219
87,425	Syratech Corp.†	17,426	2,583
16,000	The Scotts Miracle-Gro Co., Cl. A	320,814	687,200
22,000	WD-40 Co.	606,916	624,800
68,000	Wolverine World Wide Inc.	661,926	1,689,120

		17,542,712	24,277,344

	Consumer Services — 0.7%
45,500	Bowlin Travel Centers Inc.†	44,912	43,225
30,000	Brink’s Home Security Holdings Inc.†	549,842	923,700
2,750	Collectors Universe Inc.†	8,720	15,455
20,000	IAC/InterActiveCorp.†	221,743	403,800
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Consumer Services (Continued)
180,000	Martha Stewart Living Omnimedia Inc., Cl. A†	$1,341,301	$1,126,800
400,500	Rollins Inc.	2,284,661	7,549,425

		4,451,179	10,062,405

	Diversified Industrial — 6.4%
15,000	A.O. Smith Corp., Cl. A	336,569	571,500
29,000	Acuity Brands Inc.	278,896	934,090
25,000	Albany International Corp., Cl. A	504,312	485,000
140,000	Ampco-Pittsburgh Corp.	1,971,929	3,722,600
6,000	Anixter International Inc.†	57,120	240,660
398,000	Baldor Electric Co.	9,735,906	10,881,320
60,000	Brush Engineered Materials Inc.†	1,139,293	1,467,600
300,000	Crane Co.	5,578,382	7,743,000
100,000	Delta plc	212,289	286,870
3,000	ESCO Technologies Inc.†	49,914	118,200
18,640	Foster Wheeler AG†	36,171	594,802
14,000	Gardner Denver Inc.†	157,253	488,320
160,000	Greif Inc., Cl. A	1,763,054	8,808,000
41,500	Greif Inc., Cl. B	1,466,270	2,165,055
820,000	Griffon Corp.†	9,313,056	8,257,400
148,000	Hawk Corp., Cl. A†	2,244,836	2,030,560
50,000	Jardine Strategic Holdings Ltd.	793,484	848,000
415,000	Katy Industries Inc.†	912,818	581,000
71,000	Lindsay Corp.	1,508,356	2,795,980
500,000	Magnetek Inc.†	2,035,184	780,000
32,000	Matthews International Corp., Cl. A	748,294	1,132,160
285,000	Myers Industries Inc.	2,611,746	3,069,450
192,297	National Patent Development Corp.†	477,397	303,829
379,703	National Patent Development Corp.† (c)	699,400	599,931
130,000	Oil-Dri Corp. of America	1,326,973	1,885,000
20,000	Olin Corp.	310,145	348,800
245,000	Park-Ohio Holdings Corp.†	1,485,571	2,136,400
88,000	Precision Castparts Corp.	1,768,194	8,964,560
32,000	Roper Industries Inc.	620,029	1,631,360
33,000	Sonoco Products Co.	911,855	908,820
50,000	Stamford Industrial Group Inc.†	160,470	3,050
72,000	Standex International Corp.	1,396,727	1,427,760
202,006	Tech/Ops Sevcon Inc.	1,253,705	694,901
387,000	Textron Inc.	2,408,058	7,345,260
195,000	Tredegar Corp.	2,908,161	2,827,500
200,000	WHX Corp.†	2,260,912	384,000

		61,442,729	87,462,738

	Educational Services — 0.6%
55,000	Career Education Corp.†	1,030,517	1,340,900
140,000	Corinthian Colleges Inc.†	1,095,854	2,598,400
200,000	Universal Technical Institute Inc.†	3,527,227	3,940,000

		5,653,598	7,879,300

	Electronics — 1.9%
52,000	Badger Meter Inc.	1,251,878	2,011,880
182,075	Bel Fuse Inc., Cl. A	4,569,480	3,370,208
610,000	California Micro Devices Corp.†	2,628,286	1,964,200
380,000	CTS Corp.	3,686,287	3,534,000
73,000	Cypress Semiconductor Corp.†	354,472	754,090
30,000	Greatbatch Inc.†	553,549	674,100
20,000	IMAX Corp.†	158,565	188,200
360,000	KEMET Corp.†	1,428,570	550,800
90,000	Methode Electronics Inc.	768,649	780,300
295,000	Park Electrochemical Corp.	6,912,788	7,271,750
185,000	Stoneridge Inc.†	1,526,218	1,309,800
350,000	Trident Microsystems Inc.†	1,469,567	906,500
260,000	Zoran Corp.†	2,580,598	2,995,200
26,900	Zygo Corp.†	146,804	182,382

		28,035,711	26,493,410

	Energy and Utilities — 5.9%
20,000	A123 Systems Inc.†	270,000	426,400
275,000	Black Hills Corp.	6,890,939	6,921,750
125,000	Callon Petroleum Co.†	996,416	228,750
22,000	Central Vermont Public Service Corp.	408,469	424,600
50,000	CH Energy Group Inc.	1,980,950	2,215,500
50,000	CMS Energy Corp.	273,275	670,000
23,000	Connecticut Water Service Inc.	464,832	514,970
7,000	Consolidated Water Co. Ltd.	131,548	114,310
150,000	Covanta Holding Corp.†	644,530	2,550,000
395,300	El Paso Electric Co.†	5,641,207	6,984,951
20,000	Ener1 Inc.†	139,473	138,400
20,000	Energy Recovery Inc.†	123,117	116,400
25,000	Environmental Power Corp.†	102,512	10,750
150,000	Florida Public Utilities Co.	1,438,616	1,822,500
220,000	Great Plains Energy Inc.	4,699,894	3,949,000
30,000	Key Energy Services Inc.† .	259,204	261,000
20,000	Maine & Maritimes Corp.	726,673	719,000
45,000	Middlesex Water Co.	773,022	678,600
10,000	Nicor Inc.	221,002	365,900
33,000	Oceaneering International Inc.†	1,043,012	1,872,750
5,000	Otter Tail Corp.	123,496	119,650
155,000	Pennichuck Corp.	3,580,082	3,372,800
1,180,000	PNM Resources Inc.	12,880,621	13,782,400
130,000	Rowan Companies Inc.	2,743,649	2,999,100
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
1,080,000	RPC Inc.	$2,001,193	$11,318,400
118,200	SJW Corp.	2,116,939	2,700,870
300,000	Southern Union Co.	5,117,716	6,237,000
160,000	Southwest Gas Corp.	3,242,972	4,092,800
45,000	Tesoro Corp.	455,817	674,100
38,500	The York Water Co.	539,000	533,610
25,000	Union Drilling Inc.†	198,390	191,000
10,000	Vestas Wind Systems A/S†	89,988	722,914
200,000	Westar Energy Inc.	3,538,764	3,902,000

		63,857,318	81,632,175

	Entertainment — 1.3%
225,000	Aruze Corp.†	3,622,167	3,682,114
82,000	Carmike Cinemas Inc.†	667,341	829,020
6,048	Chestnut Hill Ventures† (a)	164,590	203,984
52,000	Discovery Communications Inc., Cl. A†	826,160	1,502,280
35,000	Discovery Communications Inc., Cl. C†	508,241	911,050
290,000	Dover Motorsports Inc.	1,288,215	435,000
180,000	Fisher Communications Inc.†	7,424,227	3,272,400
16,000	International Speedway Corp., Cl. A	515,479	441,120
3,500	International Speedway Corp., Cl. B	70,020	99,663
60,000	Rovi Corp.†	854,601	2,016,000
320,000	Take-Two Interactive Software Inc.†	6,305,128	3,587,200
70,000	Triple Crown Media Inc.†	148,002	525
60,000	World Wrestling Entertainment Inc., Cl. A	681,642	840,600
85,057	WPT Enterprises Inc.†	134,331	83,356

		23,210,144	17,904,312

	Environmental Services — 0.7%
2,500	Renegy Holdings Inc.†	898	3,375
360,000	Republic Services Inc.	4,605,576	9,565,200

		4,606,474	9,568,575

	Equipment and Supplies — 9.5%
247,000	AMETEK Inc.	990,231	8,622,770
800	AZZ Inc.†	25,908	32,136
485,000	Baldwin Technology Co. Inc., Cl. A†	1,469,141	897,250
26,000	Belden Inc.	297,690	600,600
8,000	C&D Technologies Inc.†	60,565	17,200
50,000	Capstone Turbine Corp.†	103,400	66,000
370,000	CIRCOR International Inc.	8,366,031	10,456,200
360,000	CLARCOR Inc.	2,220,613	11,289,600
300,000	Core Molding Technologies Inc.†	561,360	987,000
170,000	Crown Holdings Inc.†	687,034	4,624,000
2,000	Danaher Corp.	34,106	134,640
90,000	Donaldson Co. Inc.	1,558,860	3,116,700
90,000	Entegris Inc.†	708,040	445,500
40,000	Fedders Corp.† (a)	10,068	0
174,000	Flowserve Corp.	5,335,035	17,145,960
160,000	Franklin Electric Co. Inc.	1,496,658	4,587,200
200,000	Gerber Scientific Inc.†	1,623,389	1,196,000
124,000	Graco Inc.	1,750,304	3,455,880
990,000	GrafTech International Ltd.†	11,888,846	14,553,000
100,000	IDEX Corp.	765,938	2,795,000
200,757	Interpump Group SpA†	881,320	1,286,019
2,800	Itron Inc.†	169,932	179,592
4,000	Jarden Corp.	11,351	112,280
9,500	K-Tron International Inc.†	124,799	904,495
125,500	L.S. Starrett Co., Cl. A	1,649,651	1,305,200
40,000	Littelfuse Inc.†	758,367	1,049,600
120,000	Lufkin Industries Inc.	1,638,827	6,381,600
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	894,558
80,000	Met-Pro Corp.	672,026	775,200
25,000	Mueller Industries Inc.	759,252	596,750
12,000	Plantronics Inc.	275,609	321,720
2,000	Regal-Beloit Corp.	59,351	91,420
130,000	Robbins & Myers Inc.	1,826,625	3,052,400
130,000	SL Industries Inc.†	1,480,467	1,040,000
5,000	Teleflex Inc.	76,167	241,550
300,000	Tennant Co.	6,044,139	8,718,000
335,000	The Gorman-Rupp Co.	6,492,366	8,344,850
100,000	The Greenbrier Cos. Inc.	1,197,670	1,171,000
100,000	The Manitowoc Co. Inc.	666,995	947,000
24,000	The Middleby Corp.†	819,631	1,320,240
8,000	Valmont Industries Inc.	176,298	681,440
70,000	Vicor Corp.†	769,269	540,400
7,875	Watsco Inc., Cl. B	23,627	428,203
153,000	Watts Water Technologies Inc., Cl. A	3,377,189	4,628,250

		70,263,754	130,034,403

	Financial Services — 4.9%
10,204	Alleghany Corp.†	1,758,131	2,643,346
25,287	Argo Group International Holdings Ltd.†	844,293	851,666
400,000	Artio Global Investors Inc.†	10,400,000	10,460,000
85,000	Bank of Florida Corp.†	1,062,428	201,450
6,000	BCB Holdings Ltd.†	23,159	11,400
4,122	BCB Holdings Ltd., London†	0	8,070
115,000	BKF Capital Group Inc.†	813,874	124,200
475,000	CNA Surety Corp.†	5,647,870	7,695,000
22,000	Crazy Woman Creek Bancorp Inc.	343,564	323,950
150,000	Discover Financial Services	2,610,856	2,434,500
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
24,000	Duff & Phelps Corp., Cl. A	$388,930	$459,840
43,500	Epoch Holding Corp.	119,308	380,625
8,145	Fidelity Southern Corp.†	53,150	25,820
200,100	Flushing Financial Corp.	3,172,625	2,281,140
340,000	Janus Capital Group Inc.	2,509,781	4,821,200
20,000	JPMorgan Chase & Co.	529,472	876,400
12,000	KBW Inc.†	323,794	386,640
50,000	LaBranche & Co. Inc.†	463,862	170,000
150,000	Legg Mason Inc.	2,845,573	4,654,500
3,000	Leucadia National Corp.†	24,354	74,160
16,000	Morningstar Inc.†	713,218	776,960
285,000	Nara Bancorp Inc.	3,333,317	1,980,750
3,000	NetBank Inc.† (a)	6,056	15
150,000	NewAlliance Bancshares Inc.	2,090,474	1,605,000
235,000	Och-Ziff Capital Management Group LLC, Cl. A	1,738,730	2,859,950
11,000	PrivateBancorp Inc.	321,408	269,060
20,000	Seacoast Banking Corp. of Florida	165,017	50,400
200,000	Sterling Bancorp	3,163,359	1,444,000
260,000	SWS Group Inc.	4,391,743	3,744,000
10,000	T. Rowe Price Group Inc.	270,786	457,000
11,033	Tree.com Inc.†	78,880	83,299
4,800	Value Line Inc.	194,670	148,176
450,000	Waddell & Reed Financial Inc., Cl. A	9,026,154	12,802,500
138,000	Wilmington Trust Corp.	4,062,481	1,959,600

		63,491,317	67,064,617

	Food and Beverage — 6.3%
50,000	American Dairy Inc.†	1,455,293	1,416,500
50,000	Boston Beer Co. Inc., Cl. A†	928,742	1,854,000
38,000	Brown-Forman Corp., Cl. A	1,110,712	1,940,660
6,250	Brown-Forman Corp., Cl. B	174,281	301,375
210,000	Bull-Dog Sauce Co. Ltd.	575,985	470,228
730,000	CoolBrands International Inc.†	530,951	565,918
350,000	Corn Products International Inc.	7,868,246	9,982,000
335,000	Davide Campari — Milano SpA	3,211,791	3,005,078
235,000	Dean Foods Co.†	4,583,149	4,180,650
150,000	Del Monte Foods Co.	1,420,751	1,737,000
85,000	Denny’s Corp.†	132,580	226,100
1,000	Diamond Foods Inc.	20,567	31,720
325,000	Dr. Pepper Snapple Group Inc.†	6,564,509	9,343,750
1,600,000	Dynasty Fine Wines Group Ltd.	458,568	342,707
25,000	Farmer Brothers Co.	389,323	517,500
300,000	Flowers Foods Inc.	1,755,612	7,887,000
500	Genesee Corp., Cl. A† (a)	0	0
21,500	Genesee Corp., Cl. B† (a)	15,393	0
630,000	Grupo Continental SAB de CV	951,926	1,260,280
160,000	ITO EN Ltd.	3,301,726	2,962,402
25,000	J & J Snack Foods Corp.	577,813	1,079,750
651,000	Kikkoman Corp.	6,383,149	8,108,038
180,000	Lifeway Foods Inc.†	1,764,579	1,978,200
3,000	MEIJI Holdings Co. Ltd.†	117,526	128,001
70,000	MGP Ingredients Inc.†	331,262	305,200
300,000	Morinaga Milk Industry Co. Ltd.	1,174,783	1,497,243
80,000	NISSIN FOODS HOLDINGS CO. LTD.	2,736,111	3,074,695
4,000	Omni Nutraceuticals Inc.† (a)	13,563	0
100,000	PepsiAmericas Inc.	2,282,264	2,856,000
50,000	Ralcorp Holdings Inc.†	892,806	2,923,500
162,000	Rock Field Co. Ltd.	2,539,700	2,290,180
70,200	Smart Balance Inc.†	628,920	431,028
10,000	The Hain Celestial Group Inc.†	184,774	191,700
66,000	The J.M. Smucker Co.	1,599,230	3,498,660
225,500	Tootsie Roll Industries Inc.	5,047,016	5,362,390
4,000	Vina Concha Y Toro SA, ADR	118,504	166,600
1,000,000	Vitasoy International Holdings Ltd.	574,056	602,577
4,000	Willamette Valley Vineyards Inc.†	15,875	16,600
140,000	YAKULT HONSHA Co. Ltd.	3,474,574	3,735,309

		65,906,610	86,270,539

	Health Care — 6.9%
70,000	Align Technology Inc.†	535,982	995,400
100,000	Allergan Inc.	1,964,408	5,676,000
150,000	AngioDynamics Inc.†	2,404,394	2,067,000
8,000	Anika Therapeutics Inc.†	76,123	52,000
325,000	Animal Health International Inc.†	2,748,991	689,000
130,000	ArthroCare Corp.†	2,545,596	2,650,700
7,000	Bio-Rad Laboratories Inc., Cl. A†	276,948	643,160
60,000	BioLase Technology Inc.†	107,545	135,600
20,000	Bruker Corp.†	174,056	213,400
190,000	Cepheid Inc.†	2,054,719	2,511,800
155,000	Chemed Corp.	3,340,846	6,802,950
66,000	CONMED Corp.†	1,714,345	1,265,220
35,000	Continucare Corp.†	84,321	105,700
241,000	Crucell NV, ADR†	4,677,692	5,516,490
330,000	Cutera Inc.†	4,721,691	2,854,500
12,000	Cynosure Inc., Cl. A†	93,211	139,800
120,000	Del Global Technologies Corp.†	350,477	57,600
100,000	DexCom Inc.†	1,036,753	793,000
145,000	Exactech Inc.†	2,128,527	2,282,300
42,000	Henry Schein Inc.†	739,631	2,306,220
40,000	Heska Corp.†	35,706	17,600
44,000	ICU Medical Inc.†	1,107,634	1,621,840
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
33,000	IMS Health Inc.	$664,862	$506,550
4,000	Invacare Corp.	92,551	89,120
30,000	Inverness Medical Innovations Inc.†	554,733	1,161,900
50,000	Kinetic Concepts Inc.†	1,273,917	1,849,000
42,000	Life Technologies Corp.†	1,070,187	1,955,100
50,000	MDS Inc.†	369,635	409,500
90,000	Micrus Endovascular Corp.†	1,224,430	1,165,500
40,000	MWI Veterinary Supply Inc.†	972,736	1,598,000
18,000	Nabi Biopharmaceuticals†	117,875	64,620
4,000	Nobel Biocare Holding AG	61,643	132,394
265,000	Odyssey HealthCare Inc.†	2,902,218	3,312,500
95,000	Opko Health Inc.†	252,168	216,600
105,000	Orthofix International NV†	2,088,416	3,085,950
20,000	OTIX Global Inc.†	19,187	19,000
30,000	Owens & Minor Inc.	606,216	1,357,500
265,000	Pain Therapeutics Inc.†	2,223,565	1,340,900
300,000	Palomar Medical Technologies Inc.†	4,901,124	4,863,000
155,000	Penwest Pharmaceuticals Co.†	1,224,222	323,950
30,000	PSS World Medical Inc.†	367,273	654,900
270,000	Quidel Corp.†	2,442,264	4,382,100
122,000	RTI Biologics Inc.†	1,186,732	530,700
1,250,000	Sorin SpA†	3,218,730	2,103,576
1,450,000	SSL International plc	11,788,834	14,830,916
2,300	Straumann Holding AG	206,988	595,363
4,000	Stryker Corp.	156,026	181,720
14,000	Syneron Medical Ltd.†	116,750	159,740
48,000	United-Guardian Inc.	435,056	451,680
120,000	Varian Inc.†	6,145,316	6,127,200
80,000	Vascular Solutions Inc.†	619,673	661,600
30,000	Wright Medical Group Inc.†	476,436	535,800
10,000	Young Innovations Inc.	237,253	263,100
20,000	Zymogenetics Inc.†	192,516	120,800

		81,129,128	94,447,559

	Home Furnishings — 0.1%
10,000	Bassett Furniture Industries Inc.	124,029	42,800
50,000	Bed Bath & Beyond Inc.†	1,232,179	1,877,000

		1,356,208	1,919,800

	Hotels and Gaming — 2.4%
150,000	Boyd Gaming Corp.†	849,669	1,639,500
92,000	Canterbury Park Holding Corp.†	969,649	650,900
93,000	Churchill Downs Inc.	3,135,317	3,580,500
125,000	Dover Downs Gaming & Entertainment Inc.	786,541	712,500
240,000	Gaylord Entertainment Co.†	5,636,708	4,824,000
36,000	Home Inns & Hotels Management Inc., ADR†	757,336	1,074,600
140,000	Lakes Entertainment Inc.†	717,933	470,400
200,000	Las Vegas Sands Corp.†	1,381,919	3,368,000
800,000	Mandarin Oriental International Ltd.	853,996	1,064,000
160,000	Orient-Express Hotels Ltd., Cl. A	3,016,606	1,841,600
118,000	Penn National Gaming Inc.†	1,546,593	3,263,880
295,000	Pinnacle Entertainment Inc.†	2,215,116	3,006,050
162,500	Sonesta International Hotels Corp., Cl. A	3,490,995	2,031,250
2,000,000	The Hongkong & Shanghai Hotels Ltd.	1,786,952	2,590,951
72,000	The Marcus Corp.	1,092,963	920,880
25,000	Wynn Resorts Ltd.†	312,098	1,772,250
29,000	Youbet.com Inc.†	64,391	60,900

		28,614,782	32,872,161

	Machinery — 0.9%
465,000	CNH Global NV†	6,426,371	7,942,200
3,000	Nordson Corp.	107,171	168,270
138,000	Zebra Technologies Corp., Cl. A†	3,088,658	3,578,340

		9,622,200	11,688,810

	Manufactured Housing and Recreational Vehicles — 0.5%
74,000	Cavco Industries Inc.†	1,528,179	2,627,000
240,000	Champion Enterprises Inc.†	283,889	110,400
17,000	Drew Industries Inc.†	296,303	368,730
22,000	Nobility Homes Inc.	367,735	199,760
160,000	Skyline Corp.	4,932,802	3,609,600

		7,408,908	6,915,490

	Metals and Mining — 0.5%
52,003	Barrick Gold Corp.	1,522,648	1,970,914
10,000	Inmet Mining Corp.	325,911	560,034
22,000	Ivanhoe Mines Ltd.†	125,570	281,380
140,000	Kinross Gold Corp.	962,642	3,038,000
2,000	Northwest Pipe Co.†	55,888	67,060
52,100	Stillwater Mining Co.†	477,514	350,112
36,000	Uranium Resources Inc.†	193,921	41,400
15,000	Yamana Gold Inc.	50,671	160,650

		3,714,765	6,469,550

	Paper and Forest Products — 0.1%
17,000	Schweitzer-Mauduit International Inc.	382,402	924,120
40,000	Wausau Paper Corp.	428,382	400,000

		810,784	1,324,120

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Publishing — 1.2%
60,000	Belo Corp., Cl. A	$116,307	$324,600
300,000	Il Sole 24 Ore	1,429,146	1,047,032
275,237	Independent News & Media plc†	380,109	80,554
12,000	John Wiley & Sons Inc., Cl. B	46,500	412,920
785,000	Journal Communications Inc., Cl. A	4,628,470	2,888,800
605,000	Media General Inc., Cl. A	3,443,394	5,172,750
30,000	Meredith Corp.	539,417	898,200
260,000	News Corp., Cl. A	765,310	3,117,400
180,000	PRIMEDIA Inc.	971,643	453,600
350,000	The E.W. Scripps Co., Cl. A†	2,214,388	2,625,000

		14,534,684	17,020,856

	Real Estate — 1.2%
15,150	Capital Properties Inc., Cl. A	366,997	113,322
15,000	Capital Properties Inc., Cl. B† (a)	0	112,200
33,000	Cohen & Steers Inc.	603,981	792,000
182,000	Griffin Land & Nurseries Inc.	2,583,366	5,824,000
10,000	Gyrodyne Co. of America Inc.†	158,987	419,900
107,000	Morguard Corp.	1,362,690	2,978,191
200,000	The St. Joe Co.†	5,212,714	5,824,000

		10,288,735	16,063,613

	Retail — 3.8%
30,000	99 Cents Only Stores†	411,411	403,500
144,000	Aaron’s Inc., Cl. A	521,690	2,938,320
70,000	AutoNation Inc.†	402,094	1,265,600
50,000	Big 5 Sporting Goods Corp.	834,144	755,000
124,000	Casey’s General Stores Inc.	3,209,711	3,891,120
690,000	Coldwater Creek Inc.†	3,133,211	5,658,000
36,000	Copart Inc.†	1,074,963	1,195,560
8,000	HSN Inc.†	61,333	130,240
520,000	Ingles Markets Inc., Cl. A	8,667,736	8,231,600
160,000	Macy’s Inc.	2,116,345	2,926,400
36,000	Movado Group Inc.	500,300	523,080
112,000	Nathan’s Famous Inc.†	1,489,024	1,655,360
25,000	Pier 1 Imports Inc.†	144,715	96,750
200,000	Rush Enterprises Inc., Cl. B†	2,352,018	2,178,000
300,000	The Bon-Ton Stores Inc.	2,203,439	2,184,000
48,000	The Cheesecake Factory Inc.†	683,216	888,960
280,000	The Great Atlantic & Pacific Tea Co. Inc.†	3,164,375	2,494,800
348,000	The Steak n Shake Co.†	4,052,747	4,095,960
105,000	Tractor Supply Co.†	3,910,276	5,084,100
23,700	Village Super Market Inc., Cl. A	552,379	698,439
45,000	Weis Markets Inc.	1,354,385	1,437,750
168,000	Wendy’s/Arby’s Group Inc., Cl. A	1,364,690	794,640
150,000	Winn-Dixie Stores Inc.†	2,236,267	1,968,000

		44,440,469	51,495,179

	Specialty Chemicals — 4.0%
58,000	A. Schulman Inc.	1,175,761	1,155,940
19,000	Airgas Inc.	121,732	919,030
82,000	Albemarle Corp.	1,201,828	2,837,200
35,000	Arch Chemicals Inc.	766,922	1,049,650
74,000	Ashland Inc.	1,198,871	3,198,280
40,000	Chemtura Corp.†	1,120	37,200
11,000	Cytec Industries Inc.	296,699	357,170
710,000	Ferro Corp.	7,174,435	6,319,000
275,000	H.B. Fuller Co.	2,910,527	5,747,500
128,000	Hawkins Inc.	1,867,485	2,990,080
950,000	Huntsman Corp.	5,191,927	8,654,500
85,000	Material Sciences Corp.†	503,549	165,750
365,000	Omnova Solutions Inc.†	1,014,391	2,365,200
60,000	Penford Corp.	687,437	430,200
13,000	Quaker Chemical Corp.	214,482	285,090
100,000	Rockwood Holdings Inc.†	1,966,878	2,057,000
260,000	Sensient Technologies Corp.	5,254,578	7,220,200
540,000	Zep Inc.	7,204,649	8,775,000

		38,753,271	54,563,990

	Telecommunications — 1.6%
30,000	Atlantic Tele-Network Inc.	461,782	1,602,600
900,000	Cincinnati Bell Inc.†	2,974,257	3,150,000
6,795	Community Service Communications Inc.†	0	10,702
42,000	D&E Communications Inc.	455,150	482,580
130,000	Fastweb†	3,388,246	3,652,540
110,000	HickoryTech Corp.	949,514	940,500
110,000	New Ulm Telecom Inc.	1,095,065	605,000
118,000	Rogers Communications Inc., Cl. B	569,865	3,327,600
63,000	Shenandoah Telecommunications Co.	373,895	1,130,850
1,500,000	Sprint Nextel Corp.†	4,096,476	5,925,000
37,584	Verizon Communications Inc.	900,747	1,137,668
24,000	Windstream Corp.	25,072	243,120
53,000	Winstar Communications Inc.† (a)	133	53

		15,290,202	22,208,213

	Transportation — 0.5%
220,000	GATX Corp.	6,501,231	6,149,000
20,000	Grupo TMM SA, Cl. A, ADR†	509,195	78,200
2,000	Irish Continental Group plc†	14,688	34,330
100,000	Providence and Worcester Railroad Co.	1,481,088	1,028,000

		8,506,202	7,289,530

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Wireless Communications — 1.4%
550,000	Centennial Communications Corp.†	$4,125,795	$4,389,000
72,000	Price Communications Corp., Escrow† (a)	0	0
830,000	Vimpel-Communications, ADR†	2,507,032	15,521,000

		6,632,827	19,910,000

	TOTAL COMMON STOCKS	884,396,799	1,131,755,013

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
30,000	Jungheinrich AG Pfd	616,201	603,196

	Broadcasting — 0.0%
1,103	PTV Inc., 10.000% Pfd., Ser. A	0	88

	Business Services — 0.0%
24,317	Interep National Radio Sales Inc., 4.000% Cv. Pfd., Ser. A (a)(c)(d)†	2,163,146	0

	TOTAL PREFERRED STOCKS	2,779,347	603,284

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
1,213	Exide Technologies, expire 05/05/11† (a)	2,247	243
4,531	Federal-Mogul Corp., expire 12/27/14†	87,687	1,246

		89,934	1,489

	Broadcasting — 0.0%
6,082	Granite Broadcasting Corp., Ser. A, expire 06/04/12†(a)	0	1
3,430	Granite Broadcasting Corp., Ser. B, expire 06/04/12†(a)	0	34

		0	35

	Business Services — 0.0%
445,000	BPW Acquisition Corp., expire 02/26/14†	44,444	215,825

	Telecommunications — 0.0%
86	Virgin Media Inc., Ser. A, expire 01/10/11†	124	5

	TOTAL WARRANTS	134,502	217,354

Principal			Market
Amount		Cost	Value
	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
$300,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/10† (a)	$1,185	$1,185

	U.S. Government Obligations — 17.4%
239,236,000	U.S. Treasury Bills, 0.066% to 0.340%††, 10/15/09 to 03/25/10	239,155,791	239,180,310

	TOTAL INVESTMENTS — 100.0%	$1,126,467,624	1,371,757,146

	Other Assets and Liabilities (Net) — 0.0%		348,074

	NET ASSETS — 100.0%		$1,372,105,220

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2009, the market value of fair valued securities amounted to $341,718 or 0.02% of net assets.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the market value of Rule 144A securities amounted to $599,931 or 0.04% of net assets.

(d)	Illiquid security.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Statement of Assets and Liabilities
September 30, 2009

Assets:
Investments, at value (cost $1,125,333,441)	$1,371,539,566
Investments in affiliates, at value 1,134,183)	217,580
Foreign currency, at value (cost $13,373)	13,422
Cash	1,544
Receivable for investments sold	215,781
Receivable for Fund shares sold	6,254,836
Dividends and interest receivable	977,303
Prepaid expenses	56,596

Total Assets	1,379,276,628

Liabilities:
Payable for investments purchased	4,119,262
Payable for Fund shares redeemed	1,041,962
Payable for investment advisory fees	1,085,460
Payable for distribution fees	278,988
Payable for accounting fees	7,500
Other accrued expenses	638,236

Total Liabilities	7,171,408

Net Assets applicable to 53,231,476 shares outstanding	$1,372,105,220

Net Assets Consist of:
Paid-in capital, each class at $0.001 par value	$1,165,982,266
Undistributed net investment income	26,769
Accumulated net realized loss on investments, futures contracts, and foreign currency transactions	(39,192,327)
Net unrealized appreciation on investments	245,289,522
Net unrealized depreciation on foreign currency translations	(1,010)

Net Assets	$1,372,105,220

Shares of Capital Stock
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,167,113,937 ÷ 45,220,442 shares outstanding;150,000,000 shares authorized)	$25.81

Class A:
Net Asset Value and redemption price per share ($62,547,781 ÷ 2,423,274 shares outstanding; 50,000,000 shares authorized)	$25.81

Maximum offering price per share (NAV ÷0.9425, based on maximum sales charge of 5.75% of the offering price)	$27.38

Class B:
Net Asset Value and offering price per share ($56,646 ÷ 2,308 shares outstanding; 50,000,000 shares authorized)	$24.54	(a)

Class C:
Net Asset Value and offering price per share ($42,973,871 ÷ 1,751,145 shares outstanding; 50,000,000 shares authorized)	$24.54	(a)

Class I:
Net Asset Value, offering, and redemption price per share $99,412,985 ÷ 3,834,307 shares outstanding; 50,000,000 shares authorized)	$25.93

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Dividends (net of foreign taxes of $93,991)	$12,451,516
Interest	443,921

Total Investment Income	12,895,437

Expenses:
Investment advisory fees	9,375,651
Distribution fees – Class AAA	2,085,016
Distribution fees – Class A	74,917
Distribution fees – Class B	485
Distribution fees – Class C	245,293
Shareholder services fees	1,225,595
Shareholder communications expenses	347,414
Custodian fees	177,425
Registration expenses	109,488
Legal and audit fees	62,000
Accounting fees	45,000
Directors’ fees	39,506
Interest expense	12
Miscellaneous expenses	92,099

Total Expenses	13,879,901

Less:
Advisory fee reduction on unsupervised assets	(50,252)
Custodian fee credits	(1,028)

Total Reductions and Credits	(51,280)

Net Expenses	13,828,621

Net Investment Loss	(933,184)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized loss on investments – unaffiliated	(35,633,390)
Net realized loss on investments – affiliated	(1,105,245)
Capital gain distributions from investment companies	14,790
Net realized gain on futures contracts	705,845
Net realized gain on foreign currency transactions	20,647

Net realized loss on investments, futures contracts, and foreign currency transactions	(35,997,353)

Net change in unrealized appreciation/depreciation on:
investments	64,760,475
foreign currency translations	(967)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	64,759,508

Net Realized and Unrealized Gain on Investments, Futures Contracts, and Foreign Currency	28,762,155

Net Increase in Net Assets Resulting from Operations	$27,828,971

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Operations:
Net investment loss	$(933,184)	$(203,598)
Net realized gain/(loss) on investments, futures contracts, and foreign currency transactions	(35,997,353)	55,964,780
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	64,759,508	(214,885,884)

Net Increase/(Decrease) in Net Assets Resulting from Operations	27,828,971	(159,124,702)

Distributions to Shareholders:
Net realized gain
Class AAA	(51,110,267)	(46,323,563)
Class A	(1,394,609)	(797,001)
Class B	(3,267)	(5,830)
Class C	(1,316,687)	(551,222)
Class I	(528,505)	—

Total Distributions to Shareholders	(54,353,335)	(47,677,616)

Capital Share Transactions:
Class AAA	220,096,064	192,040,034
Class A	33,274,548	15,316,709
Class B	666	(43,504)
Class C	18,892,727	16,624,141
Class I	77,436,236	3,853,655

Net Increase in Net Assets from Capital Share Transactions	349,700,241	227,791,035

Redemption Fees	11,022	6,835

Net Increase in Net Assets	323,186,899	20,995,552

Net Assets:
Beginning of period	1,048,918,321	1,027,922,769

End of period (including undistributed net investment income of $26,769 and $0, respectively)	$1,372,105,220	$1,048,918,321

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

													Ratios to Average Net Assets/
		Income from Investment Operations				Distributions							Supplemental Data
				Net
	Net Asset	Net		Realized and	Total	Net				Net Asset		Net Assets	Net	Operating
Period	Value,	Investment		Unrealized	from	Realized				Value,		End of	Investment	Expenses	Portfolio
Ended	Beginning	Income		Gain (Loss) on	Investment	Gain on	Total	Redemption		End of	Total	Period	Income	Before	Turnover
September 30	of Period	(Loss)(a)(b)		Investments	Operations	Investments	Distributions	Fees(a)		Period	Return†	(in 000’s)	(Loss)(b)	Reductions(c)	Rate††
Class AAA
2009	$28.20	$(0.02)		$(0.92)	$(0.94)	$(1.45)	$(1.45)	$0.00	(d)	$25.81	(1.70)%	$1,167,114	(0.09)%	1.48%	25%
2008	34.37	(0.00	)(d)	(4.62)	(4.62)	(1.55)	(1.55)	0.00	(d)	28.20	(13.98)	995,613	(0.01)	1.43	26
2007	30.41	(0.01)		6.42	6.41	(2.45)	(2.45)	0.00	(d)	34.37	21.95	1,002,577	(0.04)	1.42	15
2006	29.97	(0.03)		2.53	2.50	(2.06)	(2.06)	0.00	(d)	30.41	8.88	727,521	(0.09)	1.44	6
2005	25.88	(0.01)		5.25	5.24	(1.15)	(1.15)	0.00	(d)	29.97	20.58	732,965	(0.03)	1.44	6
Class A
2009	$28.18	$(0.03)		$(0.89)	$(0.92)	$(1.45)	$(1.45)	$0.00	(d)	$25.81	(1.63)%	$62,548	(0.12)%	1.48%	25%
2008	34.37	(0.01)		(4.63)	(4.64)	(1.55)	(1.55)	0.00	(d)	28.18	(14.04)	26,604	(0.02)	1.43	26
2007	30.41	0.06		6.35	6.41	(2.45)	(2.45)	0.00	(d)	34.37	21.95	15,485	0.19	1.42	15
2006	29.98	(0.02)		2.51	2.49	(2.06)	(2.06)	0.00	(d)	30.41	8.84	2,199	(0.08)	1.44	6
2005	25.89	(0.01)		5.25	5.24	(1.15)	(1.15)	0.00	(d)	29.98	20.57	1,515	(0.03)	1.48	6
Class B
2009	$27.10	$(0.17)		$(0.94)	$(1.11)	$(1.45)	$(1.45)	$0.00	(d)	$24.54	(2.43)%	$56	(0.83)%	2.23%	25%
2008	33.32	(0.23)		(4.44)	(4.67)	(1.55)	(1.55)	0.00	(d)	27.10	(14.60)	61	(0.77)	2.18	26
2007	29.77	(0.26)		6.26	6.00	(2.45)	(2.45)	0.00	(d)	33.32	20.99	126	(0.81)	2.17	15
2006	29.58	(0.25)		2.50	2.25	(2.06)	(2.06)	0.00	(d)	29.77	8.11	113	(0.85)	2.19	6
2005	25.74	(0.22)		5.21	4.99	(1.15)	(1.15)	0.00	(d)	29.58	19.69	138	(0.79)	2.20	6
Class C
2009	$27.09	$(0.18)		$(0.92)	$(1.10)	$(1.45)	$(1.45)	$0.00	(d)	$24.54	(2.40)%	$42,974	(0.85)%	2.23%	25%
2008	33.32	(0.22)		(4.46)	(4.68)	(1.55)	(1.55)	0.00	(d)	27.09	(14.63)	23,062	(0.75)	2.18	26
2007	29.76	(0.22)		6.23	6.01	(2.45)	(2.45)	0.00	(d)	33.32	21.03	9,735	(0.69)	2.17	15
2006	29.58	(0.24)		2.48	2.24	(2.06)	(2.06)	0.00	(d)	29.76	8.08	2,650	(0.83)	2.19	6
2005	25.74	(0.23)		5.22	4.99	(1.15)	(1.15)	0.00	(d)	29.58	19.69	1,499	(0.80)	2.23	6
Class I
2009	$28.25	$0.02		$(0.89)	$(0.87)	$(1.45)	$(1.45)	$0.00	(d)	$25.93	(1.43)%	$99,413	0.11%	1.23%	25%
2008(e)	30.06	0.05		(1.86)	(1.81)	—	—	0.00	(d)	28.25	(6.02)	3,578	0.22 (f)	1.18 (f)	26

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 21%. The portfolio turnover rate for the years ended September 2006 and 2005 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity throughout the period, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	Before reduction of custodian fee credits and advisory fee reduction on unsupervised assets for the year ended September 30, 2009.

(d)	Amount represents less than $0.005 per share.

(e)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(f)	Annualized.
See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements
1. Organization. The Gabelli Small Cap Growth Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.
2. Significant Accounting Policies. The preparation of financial statements in accordance with United States (“U.S.”) generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of September 30, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Broadcasting	$6,295,844	—	$3	$6,295,847
Cable	21,099,144	—	0	21,099,144
Computer Software and Services	25,539,305	—	24,000	25,563,305
Entertainment	17,700,328	—	203,984	17,904,312
Equipment and Supplies	130,034,403	—	0	130,034,403
Financial Services	67,064,602	—	15	67,064,617
Food and Beverage	86,270,539	—	0	86,270,539
Telecommunications	22,208,160	—	53	22,208,213
Wireless Communications	19,910,000	—	0	19,910,000
Other Industries (a)	735,404,633	—	—	735,404,633

Total Common Stocks	1,131,526,958	—	228,055	1,131,755,013

Preferred Stocks
Business Services	—	—	0	0
Other Industries (a)	603,284	—	—	603,284

Total Preferred Stocks	603,284	—	0	603,284

Warrants
Automotive: Parts and Accessories	1,246	—	243	1,489
Broadcasting	—	—	35	35
Other Industries (a)	215,830	—	—	215,830

Total Warrants	217,076	—	278	217,354

Corporate Bonds	—	$1,185	—	1,185
U.S. Government Obligations	—	239,180,310	—	239,180,310

TOTAL INVESTMENTS IN SECURITIES	$1,132,347,318	$239,181,495	$228,333	$1,371,757,146

(a)	Security and industry classifications for these categories are detailed in the Schedule of Investments.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	9/30/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	9/30/09	at 9/30/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Broadcasting	$3	$—	$—	$(17,031)	$—	$17,031	$3	$(17,031)
Cable	0	—	—	—	—	—	0	—
Computer Software and Services	24,000	—	—	—	—	—	24,000	—
Entertainment	170,239	—	—	33,745	—	—	203,984	33,745
Equipment and Supplies	0	—	—	—	—	—	0	—
Financial Services	15	—	—	—	—	—	15	—
Food and Beverage	0	—	—	(5)	—	5	0	(5)
Real Estate	390	—	(53,129)	53,139	(400)	—	—	—
Telecommunications	53	—	—	—	—	—	53	—
Wireless Communications	0	—	—	—	—	—	0	—

Total Common Stocks	194,700	—	(53,129)	69,848	(400)	17,036	228,055	16,709

Preferred Stocks
Business Services	0	—	—	—	—	—	0	—
Rights
Automotive: Parts and Accessories	0	—	0	—	0	—	—	—
Warrants
Automotive: Parts and Accessories	—	—	—	(1,334)	—	1,577	243	(1,334)
Broadcasting	—	—	—	(1,492)	—	1,527	35	(1,492)
Health Care	0	—	0	24,809	(24,809)	—	—	—

Total Warrants	0	—	0	21,983	(24,809)	3,104	278	(2,826)

Corporate Bonds	0	—	0	0	0	0	—

TOTAL INVESTMENTS IN SECURITIES	$194,700	$—	$(53,129)	$91,831	$(25,209)	$20,140	$228,333	$13,883

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At September 30, 2009, there were no open swap agreements.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2009 there were no open futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At September 30, 2009, there were no open forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2009, there were no open repurchase agreements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, net operating losses, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2009, reclassifications were made to decrease accumulated net investment loss by $967,156 and increase accumulated net realized loss on investments, future contracts, and foreign currency transactions by $20,640, with an off-setting adjustment to additional paid-in capital.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
The tax character of distributions paid during the years ended September 30, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$3,735,472	$2,004,512
Net long-term capital gains	50,617,863	45,673,104

Total distributions paid	$54,353,335	$47,677,616

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of September 30, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,435,829)
Net unrealized appreciation on investments	240,516,727
Post-October capital loss deferral	(32,957,944)

Total	$206,122,954

At September 30, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $1,435,829, which is available to reduce future required distributions of net capital gains to shareholders through 2017.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2009, the Fund deferred capital losses of $32,957,944.
At September 30, 2009, the difference between book and tax basis unrealized appreciation is primarily due to deferral of losses on wash sales for tax purposes and basis adjustments for investments in partnerships.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at September 30, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,131,239,409	$328,197,623	$(87,679,886)	$240,517,737
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
3. Investment Advisory Agreement and Other Transactions. The Fund has an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Corporation who are affiliated persons of the Adviser.
The Corporation pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 2009, other than short-term securities and U.S. Government obligations, aggregated $330,830,034 and $169,998,309, respectively.
Sales of U.S. Government obligations for the year ended September 30, 2009, other than short-term obligations, aggregated $42,608,883.
6. Transactions with Affiliates. During the year ended September 30, 2009, the Fund paid brokerage commissions on security trades of $634,250 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it retained $61,598 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended September 30, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2009, there were no borrowings under the line of credit.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
8. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, or through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended September 30, 2009 and 2008, amounted to $11,022 and $6,835, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Amount	Shares	Amount
	Class AAA		Class AAA
Shares sold	19,334,347	$418,412,502	11,404,075	$352,403,697
Shares issued upon reinvestment of distributions	2,463,528	48,435,071	1,383,508	44,189,239
Shares redeemed	(11,881,439)	(246,751,509)	(6,655,573)	(204,552,902)

Net increase	9,916,436	$220,096,064	6,132,010	$192,040,034

	Class A		Class A
Shares sold	1,836,925	$40,930,042	653,236	$20,020,323
Shares issued upon reinvestment of distributions	65,874	1,300,725	23,669	756,001
Shares redeemed	(423,637)	(8,956,219)	(183,365)	(5,459,615)

Net increase	1,479,162	$33,274,548	493,540	$15,316,709

	Class B		Class B
Shares issued upon reinvestment of distributions	173	$3,267	189	$5,832
Shares redeemed	(112)	(2,601)	(1,716)	(49,336)

Net increase/(decrease)	61	$666	(1,527)	$(43,504)

	Class C		Class C
Shares sold	1,057,172	$22,091,220	616,058	$18,243,833
Shares issued upon reinvestment of distributions	67,280	1,267,666	17,152	529,496
Shares redeemed	(224,541)	(4,466,159)	(74,196)	(2,149,188)

Net increase	899,911	$18,892,727	559,014	$16,624,141

	Class I		Class I*
Shares sold	4,010,805	$83,835,007	142,672	$4,323,018
Shares issued upon reinvestment of distributions	11,437	239,324	—	—
Shares redeemed	(314,594)	(6,638,095)	(16,013)	(469,363)

Net increase	3,707,648	$77,436,236	126,659	$3,853,655

*	From the commencement of offering Class I Shares on January 11, 2008.
9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2009 is set forth below.

					Net Change			Percent
					in Unrealized		Value at	Owned
	Beginning	Shares/Par	Shares/Par	Ending	Appreciation/	Realized	September 30,	of Shares
	Shares/Par	Purchased	Sold	Shares/Par	Depreciation	Loss	2009	Outstanding
Earl Scheib Inc.	240,900	—	(240,900)	—	$(49,385)	$(993,436)	—	0.00%
Trans-Lux Corp.	165,000	22,000	(15,000)	172,000	(245,742)	(111,809)	$217,580	8.51

The Gabelli Small Cap Growth Fund
Notes to Financials Statements (Continued)
10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
12. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
The Gabelli Small Cap Growth Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 24, 2009

The Gabelli Small Cap Growth Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli Director and Chief Investment Officer Age: 67	Since 1991	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer-Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Director Age: 65	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 73	Since 1991	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 65	Since 1991	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Robert J. Morrissey Director Age: 70	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Anthony R. Pustorino Director Age: 84	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Anthonie C. van Ekris Director Age: 75	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 63	Since 2001	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

The Gabelli Small Cap Growth Fund
Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President and Secretary Age: 57	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009, Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended September 30, 2009, the Fund paid to shareholders ordinary income distributions (comprised of short-term capital gains) totaling $0.07 per share for all classes, and long-term capital gains totaling $50,617,863 on November 26, 2008 and September 28, 2009. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2009, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.
(No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.
(No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Gabelli Equity Series Funds, Inc.
The Gabelli Small Cap Growth Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law
Executive Officer	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Anthony R. Pustorino
President	Certified Public Accountant,
Anthony J. Colavita, P.C.	Professor Emeritus
Pace University

Vincent D. Enright	Anthonie C. van Ekris
Former Senior Vice President	Chairman
and Chief Financial Officer	BALMAC International, Inc.
KeySpan Corp.

John D. Gabelli	Salvatore J. Zizza
Senior Vice President	Chairman
Gabelli & Company, Inc.	Zizza & Co., Ltd.

Officers
Bruce N. Alpert	Agnes Mullady
President and Secretary	Treasurer

Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q309SR
The Gabelli Small Cap Growth Fund
ANNUAL REPORT
SEPTEMBER 30, 2009

The Gabelli Equity Income Fund
Annual Report (a)
September 30, 2009
To Our Shareholders,
     The Gabelli Equity Income Fund’s (the “Fund”) (Class AAA) total return was (2.3%) for the year ended September 30, 2009, compared with (6.9)% for the Standard & Poor’s (“S&P”) 500 Index.
     Enclosed are the investment portfolio and financial statements as of September 30, 2009.
Comparative Results

Average Annual Returns through September 30, 2009 (a)(b)

														Since
			Year to											Inception
	Quarter		Date		1 Year		3 Year		5 Year		10 Year	15 Year		(1/2/92)
Gabelli Equity Income Fund
Class AAA	17.24%		23.44%		(2.34)%		(2.20)%		3.86%		5.34%	9.44%		9.61%
S&P 500 Index	15.59		19.27		(6.91)		(5.43)		1.01		(0.15)	7.62		7.50
Lipper Equity Income Fund Average	14.92		16.20		(6.42)		(5.12)		1.76		2.67	7.12		7.58
Class A	17.30		23.43		(2.34)		(2.19)		3.85		5.34	9.44		9.61
	10.55	(c)	16.33	(c)	(7.96	)(c)	(4.10	)(c)	2.63	(c)	4.71 (c)	9.00	(c)	9.24 (c)
Class B	17.10		22.76		(3.07)		(2.93)		3.10		4.89	9.13		9.35
	12.10	(d)	17.76	(d)	(7.91	)(d)	(3.91	)(d)	2.74	(d)	4.89	9.13		9.35
Class C	17.03		22.78		(3.07)		(2.93)		3.09		4.90	9.13		9.35
	16.03	(e)	21.78	(e)	(4.04	)(e)	(2.93)		3.09		4.90	9.13		9.35
Class I	17.29		22.43		(2.05)		(2.03)		3.96		5.40	9.48		9.65
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.43%, 1.43%, 2.18%, 2.18%, and 1.18%, respectively. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively. See page 13 for the expense ratios for the year ended September 30, 2009.

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Class AAA Share net asset values (“NAVs”) per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Equity Income Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, and five year periods of 5%, 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(e)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter, year to date, and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Performance Discussion
     For the twelve months ended September 30, 2009, the Fund’s Class AAA Shares declined 2.3%, versus declines of 6.9% and 6.4% for the S&P 500 Index and Lipper Equity Income Fund Average, respectively.
     Stocks around the world rose during the third calendar quarter as expectations for an economic recovery improved. After coming to a virtual halt in September 2008, economic activity appears to have stabilized. Unprecedented globally coordinated fiscal and monetary stimulus programs have rekindled an appetite for risk and investment. Corporate profits, cushioned in the second calendar quarter by aggressive cost cutting, should benefit from signs of real increases in demand.
     Swedish Match (2.3% of net assets as of September 30, 2009), the Fund’s largest holding, was one of the best performing stocks for the fiscal year ended September 30, 2009. Swedish Match produces tobacco products including snuff, chewing tobacco, cigars, and pipe tobacco. The company’s products are sold in more than 150 countries. Swedish Match has been benefiting from the growth of the smokeless tobacco market in both Scandinavia and the U.S. as public smoking bans and health concerns are driving consumers to seek alternative tobacco products to cigarettes. Another top performing stock was American Express Co. (0.8%). American Express operates its eponymous premiere branded payment network and lends to its largely affluent customer base. American Express ended June 2009 with over 88 million cards in force and $63 million in loans, while its customers charged nearly $300 billion on their credit cards during the first half of 2009. The company’s strong consumer brand has allowed American Express to enter the deposit gathering market as an alternate source of funding.
     Wells Fargo & Co (1.2%) and AT&T Inc. (0.9%) were two of the weaker performing stocks during the year.
      We believe that a reinvigorated mergers and acquisitions market would support our Private Market Value (“PMV”) with a Catalyst® investment approach. First and foremost, we select stocks based on their fundamentals. We seek an adequate margin of safety and one or more catalysts that can surface the intrinsic value of a security. To the extent that a takeover provides that catalyst, it adds an extra element of return to the portfolio.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI EQUITY INCOME FUND CLASS AAA,
THE LIPPER EQUITY INCOME FUND AVERAGE, AND THE S&P 500 INDEX

2

The Gabelli Equity Income Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2009 through September 30, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/09	09/30/09	Ratio	Period*

The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,378.70	1.47%	$8.77
Class A	$1,000.00	$1,378.00	1.48%	$8.82
Class B	$1,000.00	$1,373.10	2.21%	$13.15
Class C	$1,000.00	$1,373.40	2.22%	$13.21
Class I	$1,000.00	$1,379.30	1.23%	$7.34
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.70	1.47%	$7.44
Class A	$1,000.00	$1,017.65	1.48%	$7.49
Class B	$1,000.00	$1,013.99	2.21%	$11.16
Class C	$1,000.00	$1,013.94	2.22%	$11.21
Class I	$1,000.00	$1,018.90	1.23%	$6.23

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of September 30, 2009:
The Gabelli Equity Income Fund

Financial Services	12.1%
Food and Beverage	11.8%
Health Care	10.4%
Consumer Products	6.9%
Energy and Utilities: Oil	6.6%
Retail	6.3%
Telecommunications	5.2%
Diversified Industrial	3.5%
Aerospace	3.3%
Energy and Utilities: Integrated	3.2%
U.S. Government Obligations	3.1%
Computer Hardware	2.1%
Metals and Mining	2.1%
Electronics	1.8%
Equipment and Supplies	1.8%
Energy and Utilities: Services	1.8%
Entertainment	1.6%
Computer Software and Services	1.6%
Automotive: Parts and Accessories	1.6%
Hotels and Gaming	1.6%
Specialty Chemicals	1.5%
Energy and Utilities: Natural Gas	1.4%
Energy and Utilities: Electric	1.4%
Agriculture	1.2%
Machinery	1.2%
Cable and Satellite	0.8%
Communications Equipment	0.8%
Business Services	0.7%
Environmental Services	0.4%
Wireless Communications	0.4%
Broadcasting	0.3%
Transportation	0.3%
Aviation: Parts and Services	0.3%
Publishing	0.2%
Exchange Traded Funds	0.2%
Consumer Services	0.1%
Automotive	0.1%
Energy and Utilities: Water	0.0%
Real Estate	0.0%
Manufactured Housing	0.0%
Other Assets and Liabilities (Net)	0.3%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The Gabelli Equity Income Fund
Schedule of Investments — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 95.7%
	Aerospace — 3.3%
2,000	Lockheed Martin Corp.	$47,350	$156,160
2,000	Northrop Grumman Corp.	84,925	103,500
10,000	Raytheon Co.	279,250	479,700
370,000	Rockwell Automation Inc.	18,481,776	15,762,000
2,000	Rockwell Collins Inc.	15,844	101,600
1,310,000	Rolls-Royce Group plc†	9,212,564	9,856,614
215,000	The Boeing Co.	12,586,264	11,642,250

		40,707,973	38,101,824

	Agriculture — 1.2%
100,000	Archer-Daniels-Midland Co.	2,873,352	2,922,000
138,000	Monsanto Co.	1,827,430	10,681,200
12,000	The Mosaic Co.	186,246	576,840

		4,887,028	14,180,040

	Automotive — 0.1%
20,000	Navistar International Corp.†	583,430	748,400

	Automotive: Parts and Accessories — 1.5%
3,000	BERU AG	319,888	333,602
250,000	Genuine Parts Co.	8,986,399	9,515,000
6,000	Johnson Controls Inc.	50,425	153,360
60,000	Modine Manufacturing Co.	618,883	556,200
140,000	O’Reilly Automotive Inc.†	3,972,441	5,059,600
135,000	The Pep Boys - Manny, Moe & Jack	1,562,365	1,318,950

		15,510,401	16,936,712

	Aviation: Parts and Services — 0.3%
53,200	Curtiss-Wright Corp.	578,882	1,815,716
40,000	GenCorp Inc.†	321,556	214,400
5,000	Precision Castparts Corp.	421,987	509,350
21,000	United Technologies Corp.	609,942	1,279,530

		1,932,367	3,818,996

	Broadcasting — 0.2%
190,000	CBS Corp., Cl. A, Voting	3,868,612	2,291,400
30,000	CBS Corp., Cl. B, Non-Voting	283,175	361,500
132	Granite Broadcasting Corp.† (a)	10,795	0

		4,162,582	2,652,900

	Business Services — 0.7%
5,000	Automatic Data Processing Inc.	151,707	196,500
165,000	Diebold Inc.	6,080,375	5,433,450
4,000	Landauer Inc.	134,546	219,920
10,000	MasterCard Inc., Cl. A	743,059	2,021,500

		7,109,687	7,871,370

	Cable and Satellite — 0.8%
155,000	Cablevision Systems Corp., Cl. A	2,670,033	3,681,250
140,000	DISH Network Corp., Cl. A†	2,888,127	2,696,400
16,000	EchoStar Corp., Cl. A† .	478,840	295,360
55,000	Scripps Networks Interactive Inc., Cl. A	2,303,601	2,032,250
30,000	The DIRECTV Group Inc.†	780,987	827,400

		9,121,588	9,532,660

	Communications Equipment — 0.7%
250,000	Corning Inc.	3,735,647	3,827,500
100,000	Motorola Inc.	830,109	859,000
120,000	Thomas & Betts Corp.†	3,448,817	3,609,600

		8,014,573	8,296,100

	Computer Hardware — 2.1%
173,000	International Business Machines Corp.	13,935,130	20,692,530
420,000	Xerox Corp.	4,970,407	3,250,800

		18,905,537	23,943,330

	Computer Software and Services — 1.6%
90,000	Metavante Technologies Inc.†	1,995,115	3,103,200
285,000	Microsoft Corp.	7,847,805	7,378,650
150,000	Perot Systems Corp., Cl. A†	4,441,515	4,455,000
30,000	Sun Microsystems Inc.†	278,850	272,700
165,000	Yahoo! Inc.†	5,013,933	2,938,650

		19,577,218	18,148,200

	Consumer Products — 6.9%
50,000	Altria Group Inc.	643,359	890,500
150,000	Avon Products Inc.	4,382,495	5,094,000
15,000	Clorox Co.	823,581	882,300
10,000	Compagnie Financiere Richemont SA, Cl. A	268,687	282,544
770,000	Eastman Kodak Co.	8,055,537	3,680,600
63,000	Energizer Holdings Inc.†	2,834,133	4,179,420
126,000	Fortune Brands Inc.	6,162,739	5,415,480
5,000	Hanesbrands Inc.†	108,950	107,000
34,000	Harman International Industries Inc.	1,171,806	1,151,920
162,000	Kimberly-Clark Corp.	10,670,886	9,554,760
7,000	National Presto Industries Inc.	206,562	605,570
10,000	Pactiv Corp.†	161,895	260,500
50,000	Philip Morris International Inc.	1,501,172	2,437,000
100,000	Reckitt Benckiser Group plc	3,154,703	4,887,170
1,300,000	Swedish Match AB	17,012,653	26,106,852
200,000	The Procter & Gamble Co.	11,513,349	11,584,000
78,000	Unilever NV — NY Shares, ADR	1,542,066	2,251,080

		70,214,573	79,370,696

	Consumer Services — 0.1%
67,500	Rollins Inc.	386,886	1,272,375

See accompanying notes to financial statements.

5

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Diversified Industrial — 3.5%
5,000	3M Co.	$213,645	$369,000
5,000	Acuity Brands Inc.	54,182	161,050
4,000	Alstom SA	357,274	291,911
65,000	Baldor Electric Co.	2,002,927	1,777,100
105,000	Cooper Industries plc, Cl. A	2,960,552	3,944,850
98,000	Crane Co.	3,370,338	2,529,380
785,000	General Electric Co.	18,041,343	12,889,700
200,000	Honeywell International Inc.	5,938,206	7,430,000
27,000	ITT Corp.	1,326,176	1,408,050
418,003	National Patent Development Corp.† (b)	1,030,058	660,445
120,000	Textron Inc.	763,372	2,277,600
6,000	Trinity Industries Inc.	82,100	103,140
180,000	Tyco International Ltd.	7,130,751	6,206,400
50,000	WHX Corp.†	663,230	96,000

		43,934,154	40,144,626

	Electronics — 1.8%
600,000	Intel Corp.	12,298,251	11,742,000
340,000	LSI Corp.†	3,105,578	1,866,600
190,000	Texas Instruments Inc.	4,127,219	4,501,100
5,000	Thermo Fisher Scientific Inc.†	127,325	218,350
130,250	Tyco Electronics Ltd.	4,305,304	2,901,970

		23,963,677	21,230,020

	Energy and Utilities: Electric — 1.4%
30,000	American Electric Power Co. Inc.	932,060	929,700
14,000	DTE Energy Co.	606,560	491,960
85,000	El Paso Electric Co.†	670,852	1,501,950
80,000	FPL Group Inc.	3,608,192	4,418,400
99,784	Great Plains Energy Inc.	2,475,161	1,791,123
60,000	Korea Electric Power Corp., ADR†	977,409	914,400
56,087	Mirant Corp.†	936,815	921,509
1,200,000	Mirant Corp., Escrow† (a)	0	0
150,000	Northeast Utilities	3,148,300	3,561,000
80,000	The AES Corp.†	268,400	1,185,600
13,333	UIL Holdings Corp.	293,785	351,858

		13,917,534	16,067,500

	Energy and Utilities: Integrated — 3.2%
42,000	Allegheny Energy Inc.	404,378	1,113,840
44,000	BP plc, ADR	1,030,211	2,342,120
46,000	CH Energy Group Inc.	1,881,549	2,038,260
80,000	Constellation Energy Group Inc.	2,406,564	2,589,600
63,000	Dominion Resources Inc.	2,578,128	2,173,500
110,000	DPL Inc.	2,894,840	2,871,000
200,000	Duke Energy Corp.	2,462,844	3,148,000
400,000	El Paso Corp.	4,614,299	4,128,000
29,000	ENI SpA	304,221	724,830
6,269	Iberdrola SA, ADR	312,667	245,369
25,000	Integrys Energy Group Inc.	1,192,522	897,250
80,000	NSTAR	1,282,183	2,545,600
75,000	OGE Energy Corp.	2,043,450	2,481,000
100,000	PNM Resources Inc.	1,042,460	1,168,000
75,000	Progress Energy Inc.	3,196,534	2,929,500
15,000	Progress Energy Inc., CVO†	7,800	3,450
7,200	Public Service Enterprise Group Inc.	156,820	226,368
32,000	Suncor Energy Inc., New York	837,559	1,105,920
19,000	Suncor Energy Inc., Toronto	856,903	663,709
55,000	TECO Energy Inc.	740,886	774,400
140,000	Westar Energy Inc.	2,333,669	2,731,400

		32,580,487	36,901,116

	Energy and Utilities: Natural Gas — 1.4%
15,000	AGL Resources Inc.	284,165	529,050
30,000	Atmos Energy Corp.	769,372	845,400
90,000	National Fuel Gas Co.	3,387,861	4,122,900
75,000	ONEOK Inc.	1,699,141	2,746,500
24,000	Piedmont Natural Gas Co. Inc.	394,017	574,560
110,000	Southern Union Co.	2,047,400	2,286,900
65,000	Southwest Gas Corp.	1,365,198	1,662,700
200,000	Spectra Energy Corp.	4,249,072	3,788,000

		14,196,226	16,556,010

	Energy and Utilities: Oil — 6.6%
150,000	Anadarko Petroleum Corp.	7,790,230	9,409,500
38,000	Canadian Oil Sands Trust	1,117,252	1,091,393
190,000	Chevron Corp.	8,702,369	13,381,700
185,000	ConocoPhillips	5,343,273	8,354,600
20,000	Denbury Resources Inc.†	340,653	302,600
49,000	Devon Energy Corp.	2,021,181	3,299,170
149,000	Exxon Mobil Corp.	4,735,083	10,222,890
35,000	Marathon Oil Corp.	1,477,598	1,116,500
30,000	Nexen Inc.	924,468	682,016
2,000	Niko Resources Ltd.	114,911	156,447
94,000	Occidental Petroleum Corp.	3,654,851	7,369,600
12,000	PetroChina Co. Ltd., ADR	856,611	1,365,000
130,000	Petroleo Brasileiro SA, ADR	5,454,520	5,967,000
33,000	Repsol YPF SA, ADR	689,095	896,280
120,000	Royal Dutch Shell plc, Cl. A, ADR	5,536,435	6,862,800
25,000	StatoilHydro ASA, ADR	327,939	563,500
17,518	Total SA, ADR	290,564	1,038,117
36,000	Transocean Ltd.†	2,816,538	3,079,080
160,000	UTS Energy Corp.†	804,039	258,534
40,000	WesternZagros Resources Ltd.†	147,109	80,699

		53,144,719	75,497,426

See accompanying notes to financial statements.

6

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Services — 1.8%
30,000	ABB Ltd., ADR	$351,824	$601,200
52,000	Cameron International Corp.†	746,014	1,966,640
38,178	GDF Suez, Strips	0	56
375,000	Halliburton Co.	11,177,922	10,170,000
40,000	Oceaneering International Inc.†	1,762,700	2,270,000
40,000	Schlumberger Ltd.	1,275,020	2,384,000
175,000	Weatherford International Ltd.†	3,803,877	3,627,750

		19,117,357	21,019,646

	Energy and Utilities: Water — 0.0%
30,000	Aqua America Inc.	329,550	529,200

	Entertainment — 1.6%
65,000	Grupo Televisa SA, ADR	1,584,157	1,208,350
40,000	Rank Group plc†	89,100	57,054
110,000	Time Warner Inc.	3,492,176	3,165,800
290,000	Viacom Inc., Cl. A†	11,563,851	8,540,500
185,000	Vivendi	6,697,039	5,724,399

		23,426,323	18,696,103

	Environmental Services — 0.4%
145,000	Waste Management Inc.	4,749,875	4,323,900

	Equipment and Supplies — 1.8%
12,000	A.O. Smith Corp.	253,184	457,200
11,000	Danaher Corp.	791,231	740,520
112,000	Flowserve Corp.	4,898,085	11,036,480
6,000	Ingersoll-Rand plc	120,853	184,020
1,500	Minerals Technologies Inc.	37,938	71,340
40,000	Mueller Industries Inc.	1,650,585	954,800
12,000	Parker Hannifin Corp.	459,607	622,080
115,000	Tenaris SA, ADR	4,820,468	4,096,300
970,000	Tomkins plc	4,715,456	2,923,704

		17,747,407	21,086,444

	Exchange Traded Funds — 0.2%
300,000	Proshares Ultra Financials	1,822,601	1,770,000

	Financial Services — 12.1%
6,324	Alleghany Corp.†	1,015,192	1,638,232
270,000	American Express Co.	10,875,047	9,153,000
23,990	Argo Group International Holdings Ltd.†	741,793	807,983
25,500	Banco Popular Espanol SA	185,939	255,612
2,000	Banco Santander Chile, ADR	29,250	115,080
160,000	Banco Santander SA, ADR	1,233,058	2,584,000
440,000	Bank of America Corp.	5,590,199	7,444,800
11,025	BNP Paribas	439,576	880,890
400,000	Citigroup Inc.	2,176,760	1,936,000
50,000	Commerzbank AG, ADR†	896,273	635,000
50,000	Deutsche Bank AG	2,453,861	3,838,500
105,000	Discover Financial Services	1,820,893	1,704,150
200,300	Federal National Mortgage Association†	192,571	304,456
15,000	Federated Investors Inc., Cl. B	377,721	395,550
29,583	Fidelity Southern Corp.†	284,947	93,778
200,000	H&R Block Inc.	4,455,381	3,676,000
30,000	Huntington Bancshares Inc.	391,484	141,300
120,000	Janus Capital Group Inc.	1,869,046	1,701,600
240,199	JPMorgan Chase & Co.	8,328,850	10,525,520
410,000	Legg Mason Inc.	11,623,922	12,722,300
31,000	Leucadia National Corp.†	381,995	766,320
110,000	Loews Corp.	5,083,079	3,767,500
115,000	M&T Bank Corp.	8,201,329	7,166,800
415,000	Marsh & McLennan Companies Inc.	12,608,047	10,262,950
10,000	Moody’s Corp.	171,766	204,600
160,000	Morgan Stanley	4,978,572	4,940,800
6,000	Northern Trust Corp.	60,300	348,960
70,000	NYSE Euronext	1,612,128	2,022,300
12,000	Och-Ziff Capital Management Group LLC, Cl. A	74,969	146,040
50,000	PNC Financial Services Group Inc.	2,084,482	2,429,500
500	Raiffeisen International Bank Holding AG	28,874	32,604
958	Reinet Investments SCA†	188,972	13,458
6,000	Royal Bank of Canada	286,580	321,420
170,000	SLM Corp.†	3,488,420	1,482,400
196,000	Sterling Bancorp	2,986,706	1,415,120
12,000	SunTrust Banks Inc.	251,737	270,600
50,000	T. Rowe Price Group Inc.	1,388,039	2,285,000
100,000	TD Ameritrade Holding Corp.†	1,808,242	1,962,000
2,000	The Allstate Corp.	61,340	61,240
475,509	The Bank of New York Mellon Corp.	13,909,266	13,785,006
5,000	The Charles Schwab Corp.	77,500	95,750
2,000	The Dun & Bradstreet Corp.	20,476	150,640
9,000	The Goldman Sachs Group Inc.	1,174,866	1,659,150
6,000	The Student Loan Corp.	374,071	278,400
36,000	The Travelers Companies Inc.	1,428,424	1,772,280
40,000	Unitrin Inc.	1,156,156	779,600
180,000	Waddell & Reed Financial Inc., Cl. A	4,042,072	5,121,000
488,000	Wells Fargo & Co.	14,853,234	13,751,840
112,000	Wilmington Trust Corp.	3,223,303	1,590,400

		140,986,708	139,437,429

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage — 11.8%
30,000	Anheuser-Busch InBev NV	$496,266	$1,369,922
64,000	Brown-Forman Corp., Cl. A	2,899,384	3,268,480
13,500	Brown-Forman Corp., Cl. B	825,919	650,970
160,000	Cadbury plc, ADR	6,152,305	8,193,600
147,000	Campbell Soup Co.	4,322,766	4,795,140
40,000	Coca-Cola Amatil Ltd., ADR	246,845	696,000
10,000	Coca-Cola Femsa SAB de CV, ADR	263,508	481,000
200,000	Constellation Brands Inc., Cl. A†	2,611,207	3,030,000
16,000	Corn Products International Inc.	197,588	456,320
136,389	Danone	6,897,164	8,218,946
300,000	Dean Foods Co.†	5,867,852	5,337,000
70,000	Del Monte Foods Co.	713,701	810,600
62,000	Diageo plc, ADR	2,742,932	3,812,380
110,000	Dr. Pepper Snapple Group Inc.†	2,330,589	3,162,500
147,000	Fomento Economico Mexicano SAB de CV, ADR	3,393,837	5,593,350
110,000	General Mills Inc.	5,457,146	7,081,800
800,000	Grupo Bimbo SAB de CV, Cl. A	2,557,333	4,455,509
122,000	H.J. Heinz Co.	4,325,482	4,849,500
115,000	Heineken NV	5,111,847	5,301,854
200,000	ITO EN Ltd.	4,311,208	3,703,002
20,000	ITO EN Ltd., Preference	463,675	217,679
3,000	Kellogg Co.	92,580	147,690
420,000	Kraft Foods Inc., Cl. A	12,824,994	11,033,400
100,000	Nestlé SA	2,083,075	4,261,314
105,000	NISSIN FOODS HOLDINGS CO. LTD.	3,438,629	4,035,537
300,000	Parmalat SpA	833,450	829,285
100,000	PepsiAmericas Inc.	2,166,151	2,856,000
32,949	Pernod-Ricard SA	2,560,649	2,616,691
39,000	Remy Cointreau SA	2,216,779	1,631,373
50,000	Sapporo Holdings Ltd.	510,013	255,111
375,000	The Coca-Cola Co.	17,259,052	20,137,500
75,000	The Hershey Co.	3,190,083	2,914,500
57,268	Tootsie Roll Industries Inc.	1,398,580	1,361,833
380,000	Tyson Foods Inc., Cl. A	5,785,335	4,799,400
7,000	Wimm-Bill-Dann Foods OJSC, ADR†	249,970	500,570
135,000	YAKULT HONSHA Co. Ltd.	3,659,573	3,601,905

		120,457,467	136,467,661

	Health Care — 10.4%
30,000	Abbott Laboratories	1,257,909	1,484,100
23,000	Aetna Inc.	812,404	640,090
120,000	Baxter International Inc.	4,604,601	6,841,200
100,000	Becton, Dickinson and Co.	6,601,932	6,975,000
350,000	Boston Scientific Corp.†	4,611,187	3,706,500
72,000	Bristol-Myers Squibb Co.	1,764,132	1,621,440
280,000	Covidien plc	10,538,875	12,112,800
135,000	Eli Lilly & Co.	7,570,019	4,459,050
11,276	GlaxoSmithKline plc, ADR	515,984	445,515
22,000	Henry Schein Inc.†	566,365	1,208,020
100,000	Hospira Inc.†	3,605,739	4,460,000
290,000	Johnson & Johnson	18,343,692	17,658,100
10,000	Laboratory Corp. of America Holdings†	696,819	657,000
6,000	Mead Johnson Nutrition Co., Cl. A	149,840	270,660
25,000	Medco Health Solutions Inc.†	639,612	1,382,750
90,000	Merck & Co. Inc.	2,710,521	2,846,700
5,000	Nobel Biocare Holding AG	139,480	165,493
145,000	Novartis AG, ADR	7,919,877	7,305,100
30,000	Patterson Companies Inc.†	1,080,112	817,500
600,000	Pfizer Inc.	14,266,365	9,930,000
160,000	Schering-Plough Corp.	3,040,963	4,520,000
94,600	Sepracor Inc.†	2,158,299	2,166,340
62,000	St. Jude Medical Inc.†	2,704,603	2,418,620
740,000	Tenet Healthcare Corp.†	5,107,489	4,351,200
275,000	UnitedHealth Group Inc.	11,953,831	6,886,000
18,000	William Demant Holding A/S†	880,509	1,337,514
220,000	Wyeth	9,475,421	10,687,600
44,000	Zimmer Holdings Inc.†	2,690,494	2,351,800

		126,407,074	119,706,092

	Hotels and Gaming — 1.6%
125,000	International Game Technology	2,928,329	2,685,000
529,411	Ladbrokes plc	7,677,932	1,585,559
300,000	Las Vegas Sands Corp.†	1,669,152	5,052,000
400,000	MGM Mirage†	5,566,209	4,816,000
80,000	Starwood Hotels & Resorts Worldwide Inc.	1,673,543	2,642,400
15,000	Wynn Resorts Ltd.†	579,315	1,063,350

		20,094,480	17,844,309

	Machinery — 1.2%
6,000	Caterpillar Inc.	35,181	307,980
320,400	Deere & Co.	15,974,668	13,751,568
9,009	Mueller Water Products Inc., Cl. A	116,730	49,369

		16,126,579	14,108,917

	Manufactured Housing — 0.0%
180,000	Champion Enterprises Inc.†	956,988	82,800

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Metals and Mining — 2.1%
355,000	Alcoa Inc.	$8,046,761	$4,657,600
9,000	Carpenter Technology Corp.	301,239	210,510
128,000	Freeport-McMoRan Copper & Gold Inc.	3,196,653	8,782,080
190,000	Newmont Mining Corp.	7,722,899	8,363,800
45,000	Peabody Energy Corp.	1,713,246	1,674,900
6,615	Teck Resources Ltd., Cl. B†	533,053	182,265

		21,513,851	23,871,155

	Publishing — 0.2%
5,000	Idearc Inc.†	268	125
6,016	News Corp., Cl. B	70,881	84,164
30,000	PagesJaunes Groupe	832,318	389,004
35,000	The McGraw-Hill Companies Inc.	1,280,632	879,900
10,000	The New York Times Co., Cl. A	227,194	81,200
800	The Washington Post Co., Cl. B	465,710	374,464
3,000	Value Line Inc.	113,776	92,610

		2,990,779	1,901,467

	Real Estate — 0.0%
7,100	Griffin Land & Nurseries Inc.	140,192	227,200

	Retail — 5.9%
18,000	Copart Inc.†	535,865	597,780
220,000	Costco Wholesale Corp.	11,379,094	12,421,200
350,000	CVS Caremark Corp.	12,913,611	12,509,000
76,600	Ingles Markets Inc., Cl. A	1,497,403	1,212,578
420,000	Macy’s Inc.	6,726,835	7,681,800
170,000	Safeway Inc.	3,593,397	3,352,400
500	Sears Holdings Corp.†	40,733	32,655
90,000	SUPERVALU Inc.	2,638,035	1,355,400
240,000	The Great Atlantic & Pacific Tea Co. Inc.†	4,314,004	2,138,400
85,000	The Home Depot Inc.	2,457,561	2,264,400
65,000	Tractor Supply Co.†	2,355,113	3,147,300
234,000	Wal-Mart Stores Inc.	11,089,209	11,487,060
160,000	Walgreen Co.	5,432,876	5,995,200
10,000	Weis Markets Inc.	300,480	319,500
100,000	Whole Foods Market Inc.†	3,392,986	3,049,000

		68,667,202	67,563,673

	Specialty Chemicals — 1.4%
44,000	Albemarle Corp.	576,219	1,522,400
40,000	Ashland Inc.	1,537,678	1,728,800
80,000	E. I. du Pont de Nemours and Co.	3,611,647	2,571,200
240,000	Ferro Corp.	2,594,320	2,136,000
2,000	FMC Corp.	64,790	112,500
20,000	H.B. Fuller Co.	413,172	418,000

Shares/			Market
Units		Cost	Value
72,000	International Flavors & Fragrances Inc.	$3,395,843	$2,730,960
3,500	NewMarket Corp.	13,508	325,640
100,000	Omnova Solutions Inc.†	667,863	648,000
5,000	Quaker Chemical Corp.	90,412	109,650
40,000	Sensient Technologies Corp.	822,757	1,110,800
90,000	The Dow Chemical Co.	3,802,200	2,346,300
4,000	Zep Inc.	17,026	65,000

		17,607,435	15,825,250

	Telecommunications — 5.1%
365,000	AT&T Inc.	9,749,736	9,858,650
485,000	BCE Inc.	10,893,314	11,964,950
42,000	Belgacom SA	1,442,581	1,636,092
4,495	Bell Aliant Regional Communications Income Fund (a)(b)	117,429	117,223
50,000	BT Group plc	204,914	103,880
30,000	BT Group plc, ADR	1,006,938	624,300
140,000	Cable & Wireless plc	273,765	321,070
30,000	CenturyTel Inc.	961,032	1,008,000
350,000	Cincinnati Bell Inc.†	1,886,496	1,225,000
360,000	Deutsche Telekom AG, ADR	6,193,929	4,917,600
15,000	France Telecom SA, ADR	436,434	403,800
120,000	Qwest Communications International Inc.	478,800	457,200
1,900,000	Sprint Nextel Corp.†	9,190,438	7,505,000
8,195	Telefonica SA, ADR	80,699	679,447
300,000	Telekom Austria AG	4,658,392	5,408,569
144,500	Telephone & Data Systems Inc.	5,307,372	4,480,945
12,000	TELUS Corp.	185,454	387,129
18,000	TELUS Corp., Non-Voting	874,021	559,620
230,000	Verizon Communications Inc.	8,393,337	6,962,100

		62,335,081	58,620,575

	Transportation — 0.3%
8,000	Burlington Northern Santa Fe Corp.	643,443	638,640
115,000	GATX Corp.	4,379,544	3,214,250

		5,022,987	3,852,890

	Wireless Communications — 0.4%
2,400	NTT DoCoMo Inc.	3,485,733	3,834,011
14,000	Turkcell Iletisim Hizmetleri A/S, ADR	223,798	250,180

		3,709,531	4,084,191

	TOTAL COMMON STOCKS	1,057,060,107	1,102,289,203

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	CONVERTIBLE PREFERRED STOCKS — 0.2%
	Communications Equipment — 0.1%
1,100	Lucent Technologies Capital Trust I,
	7.750% Cv. Pfd.	$759,000	$841,500

	Energy and Utilities: Integrated — 0.0%
300	El Paso Corp.,
	4.990% Cv. Pfd. (b)	293,192	279,255

	Entertainment — 0.0%
3,000	Metromedia International Group Inc.,
	7.250% Cv. Pfd.†	5,310	60,000

	Telecommunications — 0.1%
33,000	Cincinnati Bell Inc.,
	6.750% Cv. Pfd., Ser. B	918,893	1,138,500

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,976,395	2,319,255

	RIGHTS — 0.0%
	Financial Services — 0.0%
11,025	BNP Paribas,
	expire 10/13/09†	0	23,878

	WARRANTS — 0.0%
	Broadcasting — 0.0%
330	Granite Broadcasting Corp.,
	Ser. A, expire 06/04/12† (a)	0	0
330	Granite Broadcasting Corp.,
	Ser. B, expire 06/04/12†(a)	0	3

	TOTAL WARRANTS	0	3

Principal
Amount
	CORPORATE BONDS — 0.7%
	Automotive: Parts and Accessories — 0.1%
$800,000	Standard Motor Products Inc.,
	Sub. Deb. Cv., 15.000%, 04/15/11 (a)	769,102	924,000

	Broadcasting — 0.1%
350,000	Sinclair Broadcast Group Inc.,
	Cv. (STEP), 4.875%, 07/15/18	338,769	304,500
2,200,000	Sinclair Broadcast Group Inc.,
	Sub. Deb. Cv., 6.000%, 09/15/12	1,954,310	1,355,750
200,000	Young Broadcasting Inc.,
	Sub. Deb., 10.000%, 03/01/11†	154,752	250

		2,447,831	1,660,500

	Computer Hardware — 0.0%
500,000	SanDisk Corp., Cv.,
	1.000%, 05/15/13	256,624	391,250

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric
	Holdings Co. LLC,
	Ser. B (STEP), 10.250%, 11/01/15	64,269	72,500

	Financial Services — 0.0%
300,000	M-Systems Finance NV, Cv.,
	1.000%, 03/15/35	255,351	297,000

	Retail — 0.4%
4,400,000	The Great Atlantic &
	Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	4,293,126	4,213,000

	Specialty Chemicals — 0.1%
950,000	Ferro Corp., Cv.,
	6.500%, 08/15/13	494,340	845,500

	TOTAL CORPORATE BONDS	8,580,643	8,403,750

	U.S. GOVERNMENT OBLIGATIONS — 3.1%
35,248,000	U.S. Treasury Bills,
	0.066% to 0.289%††, 10/01/09 to 02/11/10	35,240,280	35,242,196

	TOTAL INVESTMENTS — 99.7%	$1,102,857,425	1,148,278,285

	Other Assets and Liabilities (Net) — 0.3%		3,332,725

	NET ASSETS — 100.0%		$1,151,611,010

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2009, the market value of fair valued securities amounted to $1,041,226 or 0.09% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the market value of Rule 144A securities amounted to $1,056,923 or 0.09% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

STEP	Step coupon bond. The rate disclosed is that in effect at September 30, 2009.
See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund
Statement of Assets and Liabilities
September 30, 2009

Assets:
Investments, at value (cost $1,102,857,425)	$1,148,278,285
Foreign currency, at value (cost $21,453)	21,066
Cash	1,082
Receivable for Fund shares sold	4,052,501
Unrealized appreciation on swap contracts	13,164
Dividends and interest receivable	2,185,241
Prepaid expenses	42,643

Total Assets	1,154,593,982

Liabilities:
Payable for Fund shares redeemed	1,206,120
Payable for investment advisory fees	922,165
Payable for distribution fees	242,524
Payable for accounting fees	7,500
Payable for shareholder services fees	334,420
Payable for shareholder communications expense	157,068
Unrealized depreciation on swap contracts	4,612
Other accrued expenses	108,563

Total Liabilities	2,982,972

Net Assets applicable to 67,266,871 shares outstanding	$1,151,611,010

Net Assets Consist of:
Paid-in capital, each class at $0.001 par value	$1,197,618,273
Accumulated distributions in excess of net investment income	(42,080)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(91,398,293)
Net unrealized appreciation on investments	45,420,860
Net unrealized appreciation on swap contracts	8,552
Net unrealized appreciation on foreign currency translations	3,698

Net Assets	$1,151,611,010

Shares of Capital Stock
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,088,654,911 ÷ 63,526,810 shares outstanding; 150,000,000 shares authorized)	$17.14

Class A:
Net Asset Value and redemption price per share ($31,104,116 ÷ 1,820,301 shares outstanding; 50,000,000 shares authorized)	$17.09

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$18.13

Class B:
Net Asset Value and offering price per share ($114,350 ÷ 6,987 shares outstanding; 50,000,000 shares authorized)	$16.37	(a)

Class C:
Net Asset Value and offering price per share ($22,918,741 ÷ 1,400,935 shares outstanding; 50,000,000 shares authorized)	$16.36	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($8,818,892 ÷ 511,838 shares outstanding; 50,000,000 shares authorized)	$17.23

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Dividends (net of foreign taxes of $860,785)	$26,276,075
Interest	960,160

Total Investment Income	27,236,235

Expenses:
Investment advisory fees	9,195,276
Distribution fees — Class AAA	2,184,527
Distribution fees — Class A	56,512
Distribution fees — Class B	1,673
Distribution fees — Class C	172,202
Shareholder services fees	1,362,608
Shareholder communications expenses	395,117
Custodian fees	164,113
Registration expenses	85,150
Legal and audit fees	64,467
Accounting fees	45,000
Directors’ fees	41,456
Interest expense	17,032
Miscellaneous expenses	99,775

Total Expenses	13,884,908

Less:
Custodian fee credits	(1,083)

Net Expenses	13,883,825

Net Investment Income	13,352,410

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(73,664,410)
Net realized gain on swap contracts	17,153
Net realized loss on foreign currency transactions	(41,057)

Net realized loss on investments, swap contracts, and foreign currency transactions	(73,688,314)

Net change in unrealized appreciation/ depreciation on:
investments	19,462,815
swap contracts	39,429
foreign currency translations	9,562

Net change in unrealized appreciation/ depreciation on investments, swap contracts, and foreign currency translations	19,511,806

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(54,176,508)

Net Decrease in Net Assets Resulting from Operations	$(40,824,098)

See accompanying notes to financial statements

11

The Gabelli Equity Income Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Operations:
Net investment income	$13,352,410	$10,824,552
Net realized loss on investments, swap contracts, and foreign currency transactions	(73,688,314)	(9,197,201)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	19,511,806	(265,173,842)

Net Decrease in Net Assets Resulting from Operations	(40,824,098)	(263,546,491)

Distributions to Shareholders:
Net investment income
Class AAA	(12,708,696)	(10,546,445)
Class A	(332,367)	(176,682)
Class B	(2,539)	(2,809)
Class C	(263,177)	(173,060)
Class I	(93,966)	(5,950)

	(13,400,745)	(10,904,946)

Net realized gain
Class AAA	—	(21,351,419)
Class A	—	(316,681)
Class B	—	(6,167)
Class C	—	(328,750)

	—	(22,003,017)

Return of capital
Class AAA	(9,214,213)	(9,231,544)
Class A	(240,977)	(154,376)
Class B	(1,841)	(2,462)
Class C	(190,811)	(151,338)
Class I	(68,128)	(5,126)

	(9,715,970)	(9,544,846)

Total Distributions to Shareholders	(23,116,715)	(42,452,809)

Capital Share Transactions:
Class AAA	18,397,736	239,884,656
Class A	8,036,701	12,798,114
Class B	(110,470)	(12,254)
Class C	4,589,115	6,182,277
Class I	6,354,700	1,135,297

Net Increase in Net Assets from Capital Share Transactions	37,267,782	259,988,090

Redemption Fees	1,178	7,092

Net Decrease in Net Assets	(26,671,853)	(46,004,118)

Net Assets:
Beginning of period	1,178,282,863	1,224,286,981

End of period (including undistributed net investment income of $0 and $68,657, respectively)	$1,151,611,010	$1,178,282,863

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income												Ratios to Average Net Assets/
		from Investment Operations			Distributions									Supplemental Data
			Net
	Net Asset		Realized and	Total		Net					Net Asset		Net Assets
Period	Value,	Net	Unrealized	from	Net	Realized	Return				Value,		End of	Net		Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	of	Total	Redemption		End of	Total	Period	Investment	Operating	Turnover
September 30	of Period	Income(a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees(a)		Period	Return†	(in 000’s)	Income	Expenses(b)	Rate††
Class AAA
2009	$18.00	$0.21	$(0.71)	$(0.50)	$(0.21)	—	$(0.15)	$(0.36)	$0.00	(c)	$17.14	(2.34)%	$1,088,655	1.46%	1.50%	17%
2008	22.98	0.18	(4.43)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	(c)	18.00	(18.95)	1,135,543	0.87	1.43	22
2007	20.23	0.22	3.37	3.59	(0.39)	(0.45)	—	(0.84)	0.00	(c)	22.98	18.19	1,191,351	1.01	1.43	12
2006	18.72	0.38	1.68	2.06	(0.36)	(0.19)	—	(0.55)	0.00	(c)	20.23	11.25	794,375	1.98	1.46	14
2005	16.73	0.24	2.41	2.65	(0.24)	(0.42)	—	(0.66)	0.00	(c)	18.72	16.09	580,081	1.33	1.46	11
Class A
2009	$17.95	$0.21	$(0.71)	$(0.50)	$(0.21)	—	$(0.15)	$(0.36)	$0.00	(c)	$17.09	(2.34)%	$31,104	1.46%	1.50%	17%
2008	22.91	0.18	(4.41)	(4.23)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	(c)	17.95	(18.92)	22,979	0.88	1.43	22
2007	20.17	0.22	3.36	3.58	(0.39)	(0.45)	—	(0.84)	0.00	(c)	22.91	18.20	15,313	1.00	1.43	12
2006	18.66	0.39	1.67	2.06	(0.36)	(0.19)	—	(0.55)	0.00	(c)	20.17	11.29	8,379	2.02	1.46	14
2005	16.72	0.20	2.43	2.63	(0.27)	(0.42)	—	(0.69)	0.00	(c)	18.66	15.99	3,644	1.08	1.50	11
Class B
2009	$17.34	$0.10	$(0.71)	$(0.61)	$(0.21)	—	$(0.15)	$(0.36)	$0.00	(c)	$16.37	(3.07)%	$114	0.73%	2.25%	17%
2008	22.32	0.02	(4.27)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	(c)	17.34	(19.54)	252	0.12	2.18	22
2007	19.82	0.06	3.28	3.34	(0.39)	(0.45)	—	(0.84)	0.00	(c)	22.32	17.28	344	0.29	2.18	12
2006	18.48	0.36	1.53	1.89	(0.36)	(0.19)	—	(0.55)	0.00	(c)	19.82	10.46	352	1.91	2.21	14
2005	16.62	0.04	2.46	2.50	(0.22)	(0.42)	—	(0.64)	0.00	(c)	18.48	15.28	32	0.20	2.22	11
Class C
2009	$17.33	$0.10	$(0.71)	$(0.61)	$(0.21)	—	$(0.15)	$(0.36)	$0.00	(c)	$16.36	(3.07)%	$22,919	0.70%	2.25%	17%
2008	22.31	0.03	(4.28)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	(c)	17.33	(19.55)	18,547	0.13	2.18	22
2007	19.81	0.05	3.29	3.34	(0.39)	(0.45)	—	(0.84)	0.00	(c)	22.31	17.29	17,279	0.24	2.18	12
2006	18.47	0.24	1.65	1.89	(0.36)	(0.19)	—	(0.55)	0.00	(c)	19.81	10.46	8,044	1.26	2.21	14
2005	16.64	0.07	2.43	2.50	(0.25)	(0.42)	—	(0.67)	0.00	(c)	18.47	15.24	3,374	0.37	2.24	11
Class I
2009	$18.04	$0.25	$(0.70)	$(0.45)	$(0.21)	—	$(0.15)	$(0.36)	$0.00	(c)	$17.23	(2.05)%	$8,819	1.71%	1.25%	17%
2008(d)	21.42	0.19	(3.30)	(3.11)	(0.14)	—	(0.13)	(0.27)	0.00	(c)	18.04	(14.65)	962	1.31 (e)	1.18 (e)	22

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been 20%, 34%, and 26%, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended September 30, 2006 would have been 1.45%, 1.45%, 2.20%, and 2.20% for Class AAA, Class A, Class B, and Class C, respectively. For the years ended September 30, 2009, 2008, 2007, and 2005, the effect of the custodian fee credits was minimal.

(c)	Amount represents less than $0.005 per share.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(e)	Annualized.
See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund
Notes to Financial Statements
1. Organization. The Gabelli Equity Income Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.
2. Significant Accounting Policies. The preparation of financial statements in accordance with United States (“U.S.”) generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

14

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Broadcasting	$2,652,900	—	$0	$2,652,900
Energy and Utilities: Electric	16,067,500	—	0	16,067,500
Other Industries (a)	1,083,568,803	—	—	1,083,568,803

Total Common Stocks	1,102,289,203			1,102,289,203

Convertible Preferred Stocks (a)	2,319,255	—	—	2,319,255
Rights (a)	23,878	—	—	23,878
Warrants (a)	—	—	3	3
Corporate Bonds	—	$8,403,750	—	8,403,750
U.S. Government Obligations	—	35,242,196	—	35,242,196

TOTAL INVESTMENTS IN SECURITIES	$1,104,632,336	$43,645,946	$3	$1,148,278,285

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
Contract for Difference Swap Agreement	$—	$13,164	$—	$13,164
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
Contract for Difference Swap Agreement	—	(4,612)	—	(4,612)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$8,552	$—	$8,552

(a)	Security and industry classifications for these categories are detailed in the Schedule of Investments.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the investment.

15

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	9/30/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	9/30/09	at 9/30/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Broadcasting	$—	$—	$—	$(924)	$—	$924	$0	$(924)
Energy and Utilities: Electric	0	—	—	—	—	—	0	—
Energy and Utilities: Integrated	4,950	—	—	—	—	(4,950)	—	—

Total Common Stocks	4,950	—	—	(924)	—	(4,026)	0	(924)

Corporate Bonds	0	—	0	97,499	(97,499)	—	—	—
Warrants
Broadcasting	—	—	—	(116)	—	119	3	(116)

Total Warrants	—	—	—	(116)	—	119	3	(116)

TOTAL INVESTMENTS IN SECURITIES	$4,950	$—	$0	$96,459	$(97,499)	$(3,907)	$3	$(1,040)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
Current notional amounts are an indicator of the volume of the Fund’s derivative activities during the period.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of

16

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at September 30, 2009 are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$186,431 (140,000 Shares)	Rank Group plc	Rank Group plc	6/25/10	$13,164
155,015 (20,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/25/10	(4,612)

				$8,552

The value of equity contract for difference swap contracts held as of September 30, 2009 with equity risk exposure can be found on the Statement of Assets and Liabilities under Assets, Unrealized Appreciation on Swap Contracts and Liabilities, Unrealized Depreciation on Swap Contracts.
The effect of equity contract for difference swap contracts with equity risk exposure for the year ended September 30, 2009 can be found on the Statement of Operations.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2009, there were no open futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund

17

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At September 30, 2009, there were no open forward foreign exchange contracts.
Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of September 30, 2009.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2009, there were no open repurchase agreements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

18

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

19

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2009, reclassifications were made to decrease accumulated distributions in excess of net investment income by $62,402 and decrease accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $59,252, with an offsetting adjustment to additional paid-in capital.
The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$13,400,745	$11,894,382
Net long-term capital gains	—	21,013,581
Return of capital	9,715,970	9,544,846

Total distributions paid	$23,116,715	$42,452,809

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income and capital gains. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend. The Fund continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The Fund currently intends to pay $0.03 per share on a monthly basis.
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of September 30, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,899,612)
Net unrealized appreciation on investments	29,202,493
Post-October loss deferral	(73,295,321)
Other temporary differences*	(14,823)

Total	$(46,007,263)

*	Other temporary differences are primarily due to prior year dividend adjustments, mark to market adjustments on swaps, and basis adjustments to hybrid income.

20

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
At September 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $1,899,612 which is available to reduce future required distributions of net capital gains to shareholders through 2017.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2009, the Fund deferred capital losses of $73,254,481 and currency losses of $40,840.
At September 30, 2009, the difference between book and tax basis unrealized appreciation is primarily due to deferral of losses on wash sales for tax purposes and basis adjustments on investments in partnerships and investments in securities.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at September 30, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,119,088,042	$158,987,946	$(129,797,703)	$29,190,243
Swap contracts	—	13,164	(4,612)	8,552

	$1,119,088,042	$159,001,110	$(129,802,315)	$29,198,795

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
3. Investment Advisory Agreement and Other Transactions. The Fund has an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Corporation pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

21

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 2009, other than short-term securities and U.S. Government obligations, aggregated $162,374,183 and $169,214,540, respectively.
Sales of U.S. Government obligations for the year ended September 30, 2009, other than short-term obligations, aggregated $6,242,883.
6. Transactions with Affiliates. During the year ended September 30, 2009, the Fund paid brokerage commissions on security trades of $377,283 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it retained $29,136 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended September 30, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2009, there were no borrowings outstanding under the line of credit.
The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2009 was $1,566,170 with a weighted average interest rate of 1.08%. The maximum amount borrowed at any time during the year ended September 30, 2009 was $16,544,000.
8. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, or through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended September 30, 2009 and 2008, amounted to $1,178 and $7,092, respectively.

22

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Amount	Shares	Amount
	Class AAA		Class AAA
Shares sold	20,754,130	$302,088,224	24,093,784	$504,580,779
Shares issued upon reinvestment of distributions	1,423,010	20,241,888	1,797,042	38,520,431
Shares redeemed	(21,736,561)	(303,932,376)	(14,644,330)	(303,216,554)

Net increase	440,579	$18,397,736	11,246,496	$239,884,656

	Class A		Class A

Shares sold	1,152,325	$16,776,961	798,290	$16,578,039
Shares issued upon reinvestment of distributions	36,073	513,106	25,861	548,965
Shares redeemed	(648,443)	(9,253,366)	(212,203)	(4,328,890)

Net increase	539,955	$8,036,701	611,948	$12,798,114

	Class B		Class B
Shares sold	1,088	$13,188	9,738	$196,093
Shares issued upon reinvestment of distributions	316	4,257	543	11,320
Shares redeemed	(8,965)	(127,915)	(11,132)	(219,667)

Net decrease	(7,561)	$(110,470)	(851)	$(12,254)

	Class C		Class C
Shares sold	757,678	$10,228,605	472,038	$9,589,680
Shares issued upon reinvestment of distributions	29,522	402,548	29,534	611,310
Shares redeemed	(456,330)	(6,042,038)	(205,866)	(4,018,713)

Net increase	330,870	$4,589,115	295,706	$6,182,277

	Class I		Class I*
Shares sold	675,326	$9,395,435	54,128	$1,152,550
Shares issued upon reinvestment of distributions	5,494	84,446	550	11,076
Shares redeemed	(222,311)	(3,125,181)	(1,349)	(28,329)

Net increase	458,509	$6,354,700	53,329	$1,135,297

*	From the commencement of offering Class I Shares on January 11, 2008.
9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)
10. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
The Gabelli Equity Income Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania November 24, 2009

25

The Gabelli Equity Income Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli Director and Chief Investment Officer Age: 67	Since 1991	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Director Age: 65	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 73	Since 1991	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 65	Since 1991	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Robert J. Morrissey Director Age: 70	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Anthony R. Pustorino Director Age: 84	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Anthonie C. van Ekris Director Age: 75	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 63	Since 2001	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

26

The Gabelli Equity Income Fund
Additional Fund Information (Unaudited) (Continued)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President and Secretary Age: 57	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009, Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended September 30, 2009, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.21, $0.21, $0.21, $0.21, and $0.21 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the year ended September 30, 2009, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution (excluding return of capital distributions) as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 3.41% of the ordinary income distribution as qualified interest income pursuant to the American Jobs Creation Act of 2004.
U.S. Government Income:
The percentage of the ordinary income distribution paid by the Fund during the year ended September 30, 2009 which was derived from U.S. Treasury securities was 0.10%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 2009. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

27

Gabelli Equity Series Funds, Inc.
The Gabelli Equity Income Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law
Executive Officer	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Anthony R. Pustorino
President	Certified Public Accountant,
Anthony J. Colavita, P.C.	Professor Emeritus
Pace University

Vincent D. Enright	Anthonie C. van Ekris
Former Senior Vice President	Chairman
and Chief Financial Officer	BALMAC International, Inc.
KeySpan Corp.

John D. Gabelli	Salvatore J. Zizza
Senior Vice President	Chairman
Gabelli & Company, Inc.	Zizza & Co., Ltd.
Officers

Bruce N. Alpert	Agnes Mullady
President and Secretary	Treasurer

Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q309SR
The Gabelli Equity Income Fund
ANNUAL REPORT
SEPTEMBER 30, 2009

The Gabelli Woodland Small Cap Value Fund
Annual Report (a)
September 30, 2009
To Our Shareholders,
     The Gabelli Woodland Small Cap Value Fund’s (the “Fund”) (Class AAA) total return was (9.0)% for the year ended September 30, 2009, compared with (9.6)% for the Russell 2000 Index and 12.6% for the Value Line Composite Index.
     Enclosed are the investment portfolio and financial statements as of September 30, 2009.
Comparative Results

Average Annual Returns through September 30, 2009 (a)(b)

											Since
			Year to								Inception
	Quarter		Date		1 Year		3 Year		5 Year		(12/31/02)
Gabelli Woodland Small Cap Value Fund Class AAA	16.18%		26.00%		(8.99)%		(1.57)%		2.77%		5.88%
Russell 2000 Index	19.28		22.43		(9.55)		(4.57)		2.41		8.37
S&P 500 Index	15.59		19.27		(6.91)		(5.43)		1.01		4.82
Value Line Composite Index	25.36		76.31		12.62		1.68		6.40		11.45
Class A	16.20		25.95		(9.04)		(1.52)		2.82		5.92
	9.52	(c)	18.71	(c)	(14.41	)(c)	(3.50	)(c)	1.58	(c)	4.97 (c)
Class B	15.99		25.36		(9.56)		(2.36)		1.97		5.50
	10.99	(d)	20.36	(d)	(14.08	)(d)	(3.35	)(d)	1.60	(d)	5.39
Class C	15.91		25.30		(9.61)		(2.28)		2.05		5.17
	14.91	(e)	24.30	(e)	(10.52	)(e)	(2.28)		2.05		5.17
Class I	16.11		26.27		(8.76)		(1.45)		2.85		5.94
In the current prospectus, the gross expense ratios for Class AAA, A, B, C, and I Shares are 2.52%, 2.52%, 3.27%, 3.27%, and 2.27%, respectively. The net expense ratios after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) in place through January 31, 2011 are 2.01%, 2.01%, 2.76%, 2.76%, and 1.76% respectively. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively. Class AAA and Class I Shares do not have a sales charge. See page 9 for the expense ratios for the year ended September 30, 2009.

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Class AAA Shares net asset values (“NAVs”) per share are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index of small U.S. companies, the S&P 500 Index of the largest U.S. companies, and the Value Line Composite Index (comprised of equally weighted positions in every stock covered in the Value Line Investment Survey) are unmanaged indicators of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, five year and since inception periods of 5%, 5%, 5%, 3% and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(e)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter, year to date, and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

Performance Discussion
     The Fund’s Class AAA Shares fell 9.0% for the fiscal year ended September 30, 2009 versus the Russell 2000, which declined 9.6%.
     Overall, we think it is safe to say that the financial panic is over, given the scale of government guarantees and as reflected in the recovery of the stock market. The recovery has been fueled by the bailout of the financial system and the extraordinary fiscal and monetary policies.
     During the past year, we had several investments that added to our overall performance. Four of the more significant contributors were Tier Technologies Inc. (3.7% of net assets as of September 30, 2009), Discovery Communications Inc. (3.5%), Bway Holding Co. (2.1%), and Gaylord Entertainment Co. (1.9%).
     Our weaker performing stocks during the year were SurModics Inc. (1.8%), Immucor Inc. (1.3%), and Midas (0.9%).
     The portfolio continues to be constructed with a fundamental bottom up investment approach. Therefore, we do not have a Fund that will mirror the performance of the Russell 2000. What we do own is a collection of good businesses that generate free cash flow that the portfolio manager believes are operated by honest and talented management teams, and are disciplined in their capital allocation decisions.
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI
WOODLAND SMALL CAP VALUE FUND CLASS AAA AND THE RUSSELL 2000 INDEX

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

2

The Gabelli Woodland Small Cap Value Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2009 through September 30, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/09	09/30/09	Ratio	Period*

The Gabelli Woodland Small Cap Value Fund

Actual Fund Return
Class AAA	$1,000.00	$1,471.10	2.01%	$12.45
Class A	$1,000.00	$1,468.60	2.01%	$12.44
Class B	$1,000.00	$1,464.20	2.76%	$17.05
Class C	$1,000.00	$1,465.50	2.75%	$17.00
Class I	$1,000.00	$1,471.20	1.76%	$10.90

Hypothetical 5% Return
Class AAA	$1,000.00	$1,014.99	2.01%	$10.15
Class A	$1,000.00	$1,014.99	2.01%	$10.15
Class B	$1,000.00	$1,011.23	2.76%	$13.92
Class C	$1,000.00	$1,011.28	2.75%	$13.87
Class I	$1,000.00	$1,016.24	1.76%	$8.90

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of September 30, 2009:
The Gabelli Woodland Small Cap Value Fund

Computer Software and Services	18.4%
Diversified Industrial	12.2%
Health Care	10.2%
Business Services	8.0%
Equipment and Supplies	5.9%
Aerospace	5.6%
Entertainment	4.6%
Machinery	4.5%
Energy and Utilities	4.3%
Consumer Products	4.1%
Publishing	3.4%
Financial Services	3.0%
U. S. Government Obligations	2.6%
Food and Beverage	2.5%
Consumer Services	2.1%
Automotive: Parts and Accessories	2.0%
Hotels and Gaming	1.9%
Retail	1.9%
Specialty Chemicals	1.2%
Telecommunications	1.1%
Transportation	0.9%
Restaurants	0.8%
Other Assets and Liabilities(Net)	(1.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The Gabelli Woodland Small Cap Value Fund
Schedule of Investments — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.6%
	Aerospace — 5.6%
8,600	Herley Industries Inc.†	$126,722	$112,230
5,020	Kaman Corp.	132,222	110,340
5,200	Spirit Aerosystems Holdings Inc., Cl. A†	77,364	93,912

		336,308	316,482

	Automotive: Parts and Accessories — 2.0%
3,400	ATC Technology Corp.†	55,960	67,184
5,290	Midas Inc.†	99,924	49,726

		155,884	116,910

	Business Services — 8.0%
1,358	Ascent Media Corp., Cl. A†	35,464	34,765
4,890	Deluxe Corp.	77,745	83,619
8,150	Edgewater Technology Inc.†	58,199	23,961
4,000	Intermec Inc.†	98,702	56,400
4,000	Liquidity Services Inc.†	24,777	41,280
8,800	PRG-Schultz International Inc.†	41,304	49,280
8,333	Safeguard Scientifics Inc.†	58,673	91,413
2,820	The Brink’s Co.	72,916	75,886

		467,780	456,604

	Computer Software and Services — 18.4%
9,000	Dynamics Research Corp.†	73,406	117,180
3,900	Fair Isaac Corp.	58,346	83,811
18,410	Lawson Software Inc.†	138,033	114,878
2,000	MICROS Systems Inc.†	41,540	60,380
4,340	MTS Systems Corp.	152,438	126,771
15,000	PLATO Learning Inc.†	62,099	64,800
5,500	Stratasys Inc.†	63,000	94,380
25,000	Tier Technologies Inc., Cl. B†	236,604	212,000
14,800	TransAct Technologies Inc.†	67,877	78,440
5,400	Versant Corp.†	79,458	96,660

		972,801	1,049,300

	Consumer Products — 4.1%
4,270	Alberto-Culver Co.	92,836	118,194
12,500	Alliance One International Inc.†	55,931	56,000
1,085	Church & Dwight Co. Inc.	32,590	61,563

		181,357	235,757

	Consumer Services — 2.1%
3,820	Brink’s Home Security Holdings Inc.†	66,630	117,618

	Diversified Industrial — 12.2%
6,500	Bway Holding Co.†	67,677	120,315
23,000	Digital Ally Inc.†	61,469	57,270
1,500	FormFactor Inc.†	31,575	35,880
1,500	Graham Corp.	12,398	23,325
5,957	Griffon Corp.†	51,420	59,987
3,100	L.B. Foster Co., Cl. A†	93,587	94,798
4,800	OSI Systems Inc.†	76,114	87,792
2,000	Raven Industries Inc.	39,770	53,460
3,790	Texas Industries Inc.	154,741	159,142

		588,751	691,969

	Energy and Utilities — 4.3%
25,000	Juhl Wind Inc.†	55,425	49,500
6,240	Mariner Energy Inc.†	99,318	88,483
3,170	PICO Holdings Inc.†	106,168	105,719

		260,911	243,702

	Entertainment — 4.6%
3,585	Discovery Communications Inc., Cl. A†	57,543	103,571
3,585	Discovery Communications Inc., Cl. C†	40,172	93,317
6,300	Pinnacle Entertainment Inc.†	36,539	64,197

		134,254	261,085

	Equipment and Supplies — 5.9%
3,700	Actuant Corp., Cl. A	58,445	59,422
13,000	Gerber Scientific Inc.†	46,627	77,740
1,930	Powell Industries Inc.†	38,791	74,093
3,150	The Toro Co.	86,818	125,276

		230,681	336,531

	Financial Services — 3.0%
1,430	HMN Financial Inc.†	50,067	5,363
7,700	NewAlliance Bancshares Inc.	112,214	82,390
3,600	TCF Financial Corp.	53,227	46,944
1,204	Willis Group Holdings Ltd.	34,764	33,977

		250,272	168,674

	Food and Beverage — 2.5%
5,500	Constellation Brands Inc., Cl. A†	70,562	83,325
1,100	The J.M. Smucker Co.	52,808	58,311

		123,370	141,636

	Health Care — 10.2%
12,200	AtriCure, Inc.†	53,195	57,584
1,100	Chemed Corp.	43,216	48,279
13,900	Home Diagnostics Inc.†	101,891	93,964
53,500	Hooper Holmes Inc.†	56,853	51,895
4,100	Immucor Inc.†	75,134	72,570
8,140	Rochester Medical Corp.†	97,824	98,005
4,116	SurModics Inc.†	122,478	101,253
1,480	West Pharmaceutical Services Inc.	60,856	60,103

		611,447	583,653

See accompanying notes to financial statements.

5

The Gabelli Woodland Small Cap Value Fund
Schedule of Investments (Continued) — September 30, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Hotels and Gaming — 1.9%
5,370	Gaylord Entertainment Co.†	$40,893	$107,937

	Machinery — 4.5%
6,764	Key Technology Inc.†	80,211	72,713
3,500	Robbins & Myers Inc.	69,482	82,180
1,200	Valmont Industries Inc.	66,661	102,216

		216,354	257,109

	Publishing — 3.4%
7,900	Dolan Media Co.†	105,439	94,721
4,000	Scholastic Corp.	47,550	97,360

		152,989	192,081

	Restaurants — 0.8%
8,000	Famous Dave’s of America Inc.†	49,700	46,800

	Retail — 1.9%
1,800	J. Crew Group Inc.†	21,936	64,476
2,500	Shutterfly Inc.†	24,237	41,575

		46,173	106,051

	Specialty Chemicals — 1.2%
1,260	FMC Corp.	48,289	70,875

	Telecommunications — 1.1%
7,400	HickoryTech Corp.	56,094	63,270

	Transportation — 0.9%
1,700	Bristow Group Inc.†	45,028	50,473

	TOTAL COMMON STOCKS	5,035,966	5,614,517

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.6%
$150,000	U.S. Treasury Bills, 0.167% to 0.177%††, 10/15/09	149,990	149,990

	TOTAL INVESTMENTS — 101.2%	$5,185,956	5,764,507

	Other Assets and Liabilities (Net) — (1.2)%		(71,156)

	NET ASSETS — 100.0%		$5,693,351

†	Non-income producing security.

††	Represents annualized yield at date of purchase.
See accompanying notes to financial statements.

6

The Gabelli Woodland Small Cap Value Fund
Statement of Assets and Liabilities
September 30, 2009

Assets:
Investments, at value (cost $5,185,956)	$5,764,507
Cash	11,160
Receivable for Fund shares sold	984
Dividends and interest receivable	1,612
Prepaid expenses	16,187

Total Assets	5,794,450

Liabilities:
Payable for investments purchased	58,445
Payable for investment advisory fees	3,354
Payable for distribution fees.	1,220
Payable for legal and audit fees	24,541
Payable for shareholder communications expenses	8,165
Other accrued expenses	5,374

Total Liabilities	101,099

Net Assets applicable to 721,806 shares outstanding	$5,693,351

Net Assets Consist of:
Paid-in capital, each class at $0.001 par value	$6,619,176
Accumulated net realized loss on investments	(1,504,376)
Net unrealized appreciation on investments	578,551

Net Assets	$5,693,351

Shares of Capital Stock
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,461,984 ÷ 691,623 shares outstanding; 100,000,000 shares authorized)	$7.90

Class A:
Net Asset Value and redemption price per share ($50,187 ÷ 6,304 shares outstanding; 50,000,000 shares authorized)	$7.96

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$8.45

Class B:
Net Asset Value and offering price per share ($143.41 ÷ 18.49 shares outstanding; 50,000,000 shares authorized)	$7.76	(a)

Class C:
Net Asset Value and offering price per share ($121,694 ÷ 16,380 shares outstanding; 50,000,000 shares authorized)	$7.43	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($59,343 ÷ 7,480 shares outstanding; 50,000,000 shares authorized)	$7.93

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended September 30, 2009

Investment Income:
Dividends	$46,211
Interest	305

Total Investment Income	46,516

Expenses:
Investment advisory fees	47,803
Distribution fees – Class AAA	11,439
Distribution fees – Class A	95
Distribution fees – Class B	1
Distribution fees – Class C	1,099
Registration expenses	30,924
Shareholder communications expenses	19,915
Legal and audit fees	19,831
Shareholder services fees	12,548
Custodian fees	9,146
Interest expense	484
Directors’ fees	225
Miscellaneous expenses	6,759

Total Expenses	160,269

Less:
Fees waived and expenses reimbursed by Adviser (See Note 3)	(63,496)

Net Expenses	96,773

Net Investment Loss	(50,257)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(1,491,355)
Net change in unrealized appreciation/ depreciation on investments	509,146

Net Realized and Unrealized Gain/(Loss) on Investments	(982,209)

Net Decrease in Net Assets Resulting from Operations	$(1,032,466)

See accompanying notes to financial statements.

7

The Gabelli Woodland Small Cap Value Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Operations:
Net investment loss	$(50,257)	$(65,989)
Net realized gain/(loss) on investments	(1,491,355)	369,935
Net change in unrealized appreciation/depreciation on investments	509,146	(1,505,525)

Net Decrease in Net Assets Resulting from Operations	(1,032,466)	(1,201,579)

Distributions to Shareholders:
Net realized gain
Class AAA	(301,983)	(1,262,098)
Class A	(2,225)	(9,144)
Class B	(7)	(26)
Class C	(6,124)	(43,337)
Class I	(3,246)	—

Total Distributions to Shareholders	(313,585)	(1,314,605)

Capital Share Transactions:
Class AAA	(556,713)	703,505
Class A	5,845	3,296
Class B	7	27
Class C	(2,199)	(69,071)
Class I	(3,163)	73,953

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(556,223)	711,710

Redemption Fees	7	1

Net Decrease in Net Assets	(1,902,267)	(1,804,473)

Net Assets:
Beginning of period	7,595,618	9,400,091

End of period (including undistributed net investment income of $0 and $0, respectively)	$5,693,351	$7,595,618

See accompanying notes to financial statements.

8

The Gabelli Woodland Small Cap Value Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income from											Ratios to Average Net Assets/
		Investment Operations			Distributions								Supplemental Data
			Net												Expenses		Expenses
	Net Asset	Net	Realized and	Total		Net				Net Asset		Net Assets	Net		Net of		Before
Period	Value,	Investment	Unrealized	from	Net	Realized				Value,		End of	Investment		Waivers/		Waivers/	Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Total	Redemption		End of	Total	Period	Income		Reimburse-		Reimburse-	Turnover
September 30	of Period	(Loss)(a)(b)	Investments	Operations	Income	Investments	Distributions	Fees(a)		Period	Return†	(in 000’s)	(Loss)(b)		ments(c)		ments(d)	Rate††
Class AAA
2009	$9.30	$(0.07)	$(0.92)	$(0.99)	—	$(0.41)	$(0.41)	$0.00	(e)	$7.90	(8.99)%	$5,462	(1.04)%		2.01	%(f)	3.34%	62%
2008	12.61	(0.08)	(1.43)	(1.51)	—	(1.80)	(1.80)	0.00	(e)	9.30	(13.20)	7,327	(0.80)		2.01	(f)	2.52	58
2007	13.35	0.05	2.44	2.49	$(0.06)	(3.17)	(3.23)	0.00	(e)	12.61	20.71	9,040	0.38		2.01	(f)	2.33	51
2006	14.64	(0.12)	0.07	(0.05)	—	(1.24)	(1.24)	0.00	(e)	13.35	(0.35)	9,137	(0.84)		2.01	(f)	2.31	59
2005	12.79	(0.11)	2.69	2.58	—	(0.73)	(0.73)	0.00	(e)	14.64	20.67	11,839	(0.78)		2.01		2.99	35
Class A
2009	$9.37	$(0.07)	$(0.93)	$(1.00)	—	$(0.41)	$(0.41)	$0.00	(e)	$7.96	(9.04)%	$50	(1.06)%		2.01	%(f)	3.34%	62%
2008	12.69	(0.08)	(1.44)	(1.52)	—	(1.80)	(1.80)	0.00	(e)	9.37	(13.19)	51	(0.80)		2.01	(f)	2.52	58
2007	13.36	0.13	2.39	2.52	$(0.02)	(3.17)	(3.19)	0.00	(e)	12.69	20.94	65	1.00		2.01	(f)	2.33	51
2006	14.65	(0.12)	0.07	(0.05)	—	(1.24)	(1.24)	0.00	(e)	13.36	(0.36)	100	(0.83)		2.01	(f)	2.31	59
2005	12.79	(0.09)	2.68	2.59	—	(0.73)	(0.73)	0.00	(e)	14.65	20.76	108	(0.68)		2.01		3.17	35
Class B
2009	$9.20	$(0.12)	$(0.91)	$(1.03)	—	$(0.41)	$(0.41)	—		$7.76	(9.56)%	$0.1	(1.80)%		2.76	%(f)	4.09%	62%
2008	12.60	(0.16)	(1.44)	(1.60)	—	(1.80)	(1.80)	—		9.20	(14.04)	0.1	(1.68)		2.76	(f)	3.27	58
2007	13.37	(0.09)	2.49	2.40	—	(3.17)	(3.17)	$0.00	(e)	12.60	19.73	0.1	(0.68)		2.76	(f)	3.07	51
2006	14.77	(0.25)	0.09	(0.16)	—	(1.24)	(1.24)	0.00	(e)	13.37	(1.19)	0.1	(1.77)		2.76	(f)	3.06	59
2005	12.98	(0.21)	2.73	2.52	—	(0.73)	(0.73)	0.00	(e)	14.77	19.86	0.1	(1.50)		2.75		3.87	35
Class C
2009	$8.84	$(0.11)	$(0.89)	$(1.00)	—	$(0.41)	$(0.41)	$0.00	(e)	$7.43	(9.61)%	$122	(1.78)%		2.76	%(f)	4.09%	62%
2008	12.16	(0.15)	(1.37)	(1.52)	—	(1.80)	(1.80)	0.00	(e)	8.84	(13.86)	146	(1.58)		2.76	(f)	3.27	58
2007	13.00	(0.03)	2.36	2.33	—	(3.17)	(3.17)	0.00	(e)	12.16	19.84	295	(0.26)		2.76	(f)	3.08	51
2006	14.39	(0.21)	0.06	(0.15)	—	(1.24)	(1.24)	0.00	(e)	13.00	(1.11)	425	(1.58)		2.76	(f)	3.06	59
2005	12.66	(0.20)	2.66	2.46	—	(0.73)	(0.73)	0.00	(e)	14.39	19.91	189	(1.46)		2.76		3.87	35
Class I
2009	$9.31	$(0.05)	$(0.92)	$(0.97)	—	$(0.41)	$(0.41)	$0.00	(e)	$7.93	(8.76)%	$59	(0.79)%		1.76	%(f)	3.09%	62%
2008(g)	9.41	(0.03)	(0.07)	(0.10)	—	—	—	0.00	(e)	9.31	(1.06)	72	(0.44	)(h)	1.76	(f)(h)	2.27 (h)	58

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity throughout the year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended September 30, 2005 would have been 2.00% (Class AAA), 2.00% (Class A), 2.75% (Class B), and 2.75% (Class C), respectively. For the years ended September 30, 2008, 2007, and 2006, the effect of the custodian fee credits was minimal. For the year ended September 30, 2009, there were no custodian fee credits.

(d)	During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(e)	Amount represents less than $0.005 per share.

(f)	The Fund incurred interest expense during the years ended September 30, 2009, 2008, 2007, and 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, and 2.00% (Class AAA and Class A), 2.75%, 2.75%, 2.75%, and 2.75% (Class B and Class C), and 1.75% and 1.75% (Class I), respectively.

(g)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(h)	Annualized.
See accompanying notes to financial statements.

9

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements
1. Organization. The Gabelli Woodland Small Cap Value Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund’s Adviser currently characterizes small capitalization companies for the Fund as those with a total market value at the time of investment not greater than that of the largest company in the Russell 2000 Index or $3.0 billion, whichever is greater. The Fund commenced investment operations on December 31, 2002.
2. Significant Accounting Policies. The preparation of financial statements in accordance with United States (“U.S.”) generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

10

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of September 30, 2009 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 – Quoted Prices*	$5,614,517
Level 2 – Other Significant Observable Inputs**	149,990

Total	$5,764,507

*	The industry classifications are detailed in the Schedule of Investments.

**	The Level 2 securities represent U.S. Government Obligations as detailed in the Schedule of Investments.
There were no Level 3 investments held at September 30, 2008 or September 30, 2009.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2009, there were no open repurchase agreements.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

11

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2009, reclassifications were made to decrease accumulated net investment loss by $50,257, with an offsetting adjustment to additional paid-in capital.
The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	—	$28,446
Net long-term capital gains	$313,533	1,286,159
Return of capital	52	—

Total distributions paid	$313,585	$1,314,605

12

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of September 30, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforward	$(279,715)
Net unrealized appreciation on investments	565,325
Post-October capital loss deferral	(1,211,435)

Total	$(925,825)

At September 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $279,715, which is available to reduce future required distributions of net capital gains to shareholders through 2017.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2009, the Fund deferred capital losses of $1,211,435.
At September 30, 2009, the difference between book and tax basis unrealized appreciation is primarily due to deferral of losses on wash sales for tax purposes.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at September 30, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$5,199,182	$977,337	$(412,012)	$565,325
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
3. Investment Advisory Agreement and Other Transactions. The Fund has an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses (exclusive of brokerage fees, interest, taxes, and extraordinary expenses) at 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, through January 31, 2011.

13

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
For the year ended September 30, 2009, the Adviser reimbursed the Fund in the amount of $63,496. The Fund is obliged to repay the Adviser for a period of two years following the year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the applicable expense limitations. At September 30, 2009, the cumulative amount which the Fund may repay the Adviser is $104,647.
The Corporation pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 2009, other than short-term securities and U.S. Government obligations, aggregated $3,004,717 and $3,825,784, respectively.
6. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2009, there were no borrowings outstanding under the line of credit.
The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2009 was $5,767 with a weighted average interest rate of 0.97%. The maximum amount borrowed at any time during the year ended September 30, 2009 was $247,000.
7. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, or through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.

14

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended September 30, 2009 and 2008, amounted to $7 and $1, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Amount	Shares	Amount
	Class AAA		Class AAA
Shares sold	157,059	$959,441	66,401	$658,099
Shares issued upon reinvestment of distributions	50,701	290,012	124,080	1,259,410
Shares redeemed	(304,082)	(1,806,166)	(119,232)	(1,214,004)

Net increase/(decrease)	(96,322)	$(556,713)	71,249	$703,505

	Class A		Class A
Shares sold	463	$3,620	343	$3,299
Shares issued upon reinvestment of distributions	386	2,225	895	9,144
Shares redeemed	—	—	(874)	(9,147)

Net increase	849	$5,845	364	$3,296

	Class B		Class B
Shares issued upon reinvestment of distributions	2	$7	2	$27

Net increase	2	$7	2	$27

	Class C		Class C
Shares sold	9,388	$50,275	282	$3,502
Shares issued upon reinvestment of distributions	1,132	6,124	4,463	43,337
Shares redeemed	(10,624)	(58,598)	(12,531)	(115,910)

Net decrease	(104)	$(2,199)	(7,786)	$(69,071)

	Class I		Class I*
Shares sold	4,217	$27,230	8,531	$81,394
Shares issued upon reinvestment of distributions	567	3,246	—	—
Shares redeemed	(5,044)	(33,639)	(791)	(7,441)

Net increase/(decrease)	(260)	$(3,163)	7,740	$73,953

*	From the commencement of offering Class I Shares on January 11, 2008.

15

The Gabelli Woodland Small Cap Value Fund
Notes to Financial Statements (Continued)
8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter including the Fund. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
10. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

16

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
The Gabelli Woodland Small Cap Value Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Woodland Small Cap Value Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Woodland Small Cap Value Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 24, 2009

17

The Gabelli Woodland Small Cap Value Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Woodland Small Cap Value Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli Director and Chief Investment Officer Age: 67	Since 1991	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Director Age: 65	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 73	Since 1991	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 65	Since 1991	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994—1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Robert J. Morrissey Director Age: 70	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Anthony R. Pustorino Director Age: 84	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Anthonie C. van Ekris Director Age: 75	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 63	Since 2001	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

The Gabelli Woodland Small Cap Value Fund
Additional Fund Information (Unaudited) (Continued)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President and Secretary Age: 57	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009, Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended September 30, 2009, the Fund paid to shareholders long-term capital gains totaling $0.41 for all classes on November 26, 2008. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Equity Series Funds, Inc.
The Gabelli Woodland Small Cap Value Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law
Executive Officer	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Anthony R. Pustorino
President	Certified Public Accountant,
Anthony J. Colavita, P.C.	Professor Emeritus
Pace University

Vincent D. Enright	Anthonie C. van Ekris
Former Senior Vice President	Chairman
and Chief Financial Officer	BALMAC International, Inc.
KeySpan Corp.

John D. Gabelli	Salvatore J. Zizza
Senior Vice President	Chairman
Gabelli & Company, Inc.	Zizza & Co., Ltd.
Officers and Portfolio Manager

Elizabeth M. Lilly, CFA	Bruce N. Alpert
Portfolio Manager	President and Secretary

Peter D. Goldstein	Agnes Mullady
Chief Compliance Officer	Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Woodland Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q309SR
The Gabelli Woodland Small Cap Value Fund
ANNUAL REPORT
SEPTEMBER 30, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $109,300 in 2008 and $103,850 in 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2008 and $0 in 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,900 in 2008 and $12,900 in 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $63,800 in 2008 and $12,900 in 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)     Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 11/30/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 11/30/09

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 11/30/09

*	Print the name and title of each signing officer under his or her signature.